UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund)

Date of reporting period: October 31, 2016

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term

Bond Fund, series of the Registrant.

Item 1.    Reports to Stockholders.

MainStay Absolute Return Multi-Strategy Fund

Message from the President and Semiannual Report

Unaudited  |  October 31, 2016

This page intentionally left blank

Message from the President

During the six months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. When the reporting period began, the stock market was in a broad recovery as oil prices continued to rise from their low point in mid-February 2016. Crude oil prices tended to trade in a range during the reporting period, ending October not far from where they were on May 1, 2016.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the reporting period progressed, however, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with small-capitalization stocks generally outperforming stocks of larger companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks were mixed. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and prices for oil, metals, and other commodities that were closer to historical norms.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and yields on U.S. Treasury securities with maturities of five years or longer declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds in general—and lower-quality credits in particular—were strong performers. Municipal bonds generally provided modest but positive total returns for the six months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided mid-single-digit positive returns during the reporting period, and world bonds as a whole also provided positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the six months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2016

Class	Sales Charge		Six Months	One Year	Since Inception (6/18/15)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.93 0.60%	–5.21 0.31%	–3.96 0.08%	3.48 3.48%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–5.02 0.51	–5.30 0.21	–4.17 –0.14	3.67 3.67
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–0.90 0.10	–1.59 –0.60	–0.94 –0.94	4.39 4.39
Class I Shares	No Sales Charge		0.70	0.61	0.23	3.20

Benchmark Performance	Six Months	One Year	Since Inception (6/18/15)
HFRX Absolute Return Index[3]	0.78%	–0.66%	0.50%
S&P 500 Index[4]	4.06	4.51	2.30
Average Lipper Alternative Multi-Strategy Fund[5]	0.91	–0.04	–1.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above (if any), changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the consolidated financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRX Absolute Return Index is the Fund’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The S&P 500® Index is the Fund’s secondary benchmark index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Alternative Multi-Strategy Fund is representative of funds that seek total returns through the management of several different hedge-fund like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Cost in Dollars of a $1,000 Investment in MainStay Absolute Return Multi-Strategy Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,006.00	$13.50	$1,011.70	$13.54

Investor Class Shares	$1,000.00	$1,005.10	$14.56	$1,010.70	$14.60

Class C Shares	$1,000.00	$1,001.00	$18.36	$1,006.90	$18.41

Class I Shares	$1,000.00	$1,007.00	$12.24	$1,013.00	$12.28

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.67% for Class A, 2.88% for Investor Class, 3.64% for Class C and 2.42% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay Absolute Return Multi-Strategy Fund

Strategy Allocation as of October 31, 20161 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Fund’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”) and Other Energy Companies:  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

7

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Fund is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Fund.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Fund’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms arbitrage.

8	MainStay Absolute Return Multi-Strategy Fund

Manager Allocation as of October 31, 20161 (Unaudited)

1	Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of October 31, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Bond, 0.375%, due 7/15/25

2.	T-Mobile U.S., Inc.

3.	LinkedIn Corp. Class A

4.	1011778 B.C. ULC / New Red Finance, Inc., 4.625%, due 1/15/22

5.	Crown European Holdings S.A., 2.625%–4.00%, due 7/15/22–5/15/25
6.	Enel S.p.A., 6.50%–7.75%, due 1/10/74–9/10/75

7.	Apigee Corp.

8.	Trionista Holdco GmbH, 5.00%, due 4/30/20

9.	Techem GmbH, 6.125%, due 10/1/19

10.	InterOil Corp.

Top Five Short Positions as of October 31, 2016

1.	United States Oil Fund, L.P.

2.	SPDR S&P 500 ETF Trust

3.	IPG Photonics Corp.

4.	Harley-Davidson, Inc.

5.	Unione di Banche Italiane S.p.A.

9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Absolute Return Multi-Strategy Fund perform relative to its benchmarks and peers during the six months ended October 31, 2016?

Excluding all sales charges, MainStay Absolute Return Multi-Strategy Fund returned 0.60% for Class A shares, 0.51% for Investor Class shares and 0.10% for Class C shares for the six months ended October 31, 2016. Over the same period, Class I shares returned 0.70%. For the six months ended October 31, 2016, all share classes underperformed the 0.78% return of the HFRX Absolute Return Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 4.06% return of the S&P 500® Index,2 which is the Fund’s secondary benchmark. For the six months ended October 31, 2016, all share classes underperformed the 0.91% return of the Average Lipper3 Alternative Multi-Strategy Fund. See page 5 for Fund returns with sales charges.

Were there any changes to the Fund during the reporting period?

Effective August 6, 2016, Mr. Taylor Wagenseil no longer serves as a portfolio manager of the Fund. Mr. Wagenseil will provide nondiscretionary advisory support to the Fund’s portfolio management team as a Senior Advisor to the Fund through August 2017. Dan Roberts, Louis N. Cohen and Michael Kimble continue to manage the “Credit Long/Short or Non-Traditional Fixed-Income” strategy of the Fund for MacKay Shields LLC, a subadvisor to the Fund. For more information on this change, please see the supplement dated August 5, 2016.

What factors affected the Fund’s relative performance during the reporting period?

Several factors affected the Fund’s performance relative to the HFRX Absolute Return Index. The MLP alpha strategy was the best performing strategy as the asset class continued its recovery. The strategy benefited from crude oil prices that traded near $50 per barrel. The flexible bond strategy and the credit opportunities strategy also performed well as the high-yield asset class saw a strong rally during the reporting period. The biggest detractor from performance was the managed futures strategy, which suffered from some positions in equity &

agricultural futures. From a risk perspective, the Fund’s volatility (as measured by annualized standard deviation of the Fund’s returns) was in the mid-single digits, as expected.

During the reporting period, how did the Fund’s performance correlate with traditional fixed-income and equity indices?

During the reporting period, the Fund maintained low correlation to fixed-income indices. The correlation of the Fund’s overall portfolio to the Bloomberg Barclays U.S. Aggregate Bond Index4 during the reporting period was 0.14, which was within desired parameters. The correlation of the Fund’s overall portfolio to the S&P 500® Index during the reporting period was 0.70. This correlation was higher than desired, primarily because of the Fund’s flexible bond, risk arbitrage and global alpha strategies. Since inception, however, the Fund has, on average, maintained low correlation to equity indices.

During the reporting period, how did the Fund’s volatility compare to that of traditional fixed-income indices?

During the reporting period, the Fund’s volatility (as measured by annualized standard deviation of the Fund’s returns) was closer to that of traditional fixed-income indices than it was to that of traditional equity indices. The Fund’s volatility was 3.1%, compared to a volatility of 3.0% for the Bloomberg Barclays U.S. Aggregate Bond Index and a volatility of 4.0% for the BofA Merrill Lynch U.S. High Yield Master II Index.5 During the reporting period, the volatility of the S&P 500® Index was 11.5%.

How did the Fund use derivatives during the reporting period?

Derivatives were used in the Fund for alpha generation, hedging and operational efficiency. For example, we used total return swaps for alpha generation in the tactical allocation sleeve to gain exposure to certain alternative beta indices.6 The non-traditional fixed-income managers used interest-rate derivatives for hedging specific exposures in their sleeves. Also, in the tactical allocation sleeve, certain exposures were assumed through total return swaps because of operational efficiency

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The BofA Merrill Lynch High Yield Master II Index monitors the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. An investment cannot be made directly in an index.
6.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay Absolute Return Multi-Strategy Fund

(leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Fund because of the functions they perform within the Fund. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk or an exposure. (Contributions take weightings and total returns into account.) Nevertheless, the use of derivatives contributed positively to the Fund’s performance during the reporting period, primarily from the global opportunities, tactical allocation and global alpha strategies.

How were the Fund’s assets allocated among each of the strategies during the reporting period and why?

The Fund’s allocations are based on the estimated optimal distribution of assets, taking into account both the risk and return expectations. See chart on page 7 for strategy allocations as of October, 31, 2016. (It is generally not possible to increase return without taking additional risk, and the Fund generally cannot reduce risk without also reducing return.) These estimates of risk and return are long term in nature; and as a result, asset allocations tend to be quite stable over time. The Fund’s allocation to an individual strategy may change if, for example, there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy became available for investment that we believe would likely further support the Fund’s investment goal.

How did the tactical allocation among the strategies during the reporting period affect the Fund’s performance?

During the reporting period, the only tactical decision taken was to take off the overweight in the flexible bond strategy, which we had implemented in December 2015 when high-yield spreads had widened to attractive levels. As the spreads narrowed to longer-term averages in the middle of 2016, we took off this risk. This tactical allocation contributed positively to the Fund’s performance.

During the reporting period, how did each strategy either contribute to or detract from the Fund’s absolute performance?

During the reporting period, the Fund saw its greatest positive contribution from credit opportunities7 (+0.46%), followed by MLP alpha8 (+0.38%), flexible bond7 (+0.31%), global opportunities9 (+0.27%), tactical allocation (+0.25%), global alpha9 (+0.20%), equity market neutral (+0.15%), and risk arbitrage (+0.09%). The only negative contribution came from managed futures (–0.56%). The ultimate impact of each strategy on the Fund’s overall performance is a function of the strategy’s performance and the amount of Fund assets allocated to the particular strategy.

How did the Fund’s strategy weightings change during the reporting period?

There were no strategic changes to the strategy weightings during the reporting period, except for the previously discussed temporary overweighting of the flexible bond strategy.

7.	The credit long/short or non-traditional fixed-income portion of the Fund consists of two underlying strategies: the flexible bond strategy and the credit opportunities strategy.
8.	The Master Limited Partnerships and other energy companies portion of the Fund consists of two underlying strategies: the MLP alpha strategy and the MLP equity strategy.
9.	The global macro portion of the Fund consists of two underlying strategies: the global alpha strategy and the global opportunities strategy

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Consolidated Portfolio of Investments October 31, 2016 (Unaudited)

	Principal Amount		Value
Long-Term Bonds 17.3%† Corporate Bonds 8.9%
Apparel 0.1%
Hanesbrands Finance Luxembourg SCA Series Reg S 3.50%, due 6/15/24		$100,000	$115,033
Hanesbrands, Inc. 4.875%, due 5/15/26 (a)		25,000	25,438

			140,471

Auto Parts & Equipment 1.1%
Adient Global Holdings, Ltd. Series Reg S 3.50%, due 8/15/24	EUR	200,000	218,152
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22		$300,000	315,375
IHO Verwaltungs GmbH
Series Reg S 2.75%, due 9/15/21	EUR	100,000	112,296
Series Reg S 3.25%, due 9/15/23		100,000	111,435
Series Reg S 3.75%, due 9/15/26		100,000	108,412
Lear Corp. 4.75%, due 1/15/23		$150,000	155,625
Tenneco, Inc. 5.00%, due 7/15/26		46,000	46,230
ZF North America Capital, Inc. 4.50%, due 4/29/22 (a)		315,000	333,506

			1,401,031

Banks 0.3%
Bank of America Corp.
4.20%, due 8/26/24		55,000	57,474
5.625%, due 7/1/20		50,000	55,962
Citigroup, Inc. 4.60%, due 3/9/26		60,000	64,031
Goldman Sachs Group, Inc. (The)
5.375%, due 3/15/20		50,000	55,202
6.75%, due 10/1/37		50,000	63,062
Morgan Stanley
5.00%, due 11/24/25		55,000	60,836
5.50%, due 1/26/20		50,000	55,123

			411,690

Beverages 0.5%
Constellation Brands, Inc. 7.25%, due 5/15/17		300,000	309,750
Cott Beverages, Inc. 6.75%, due 1/1/20		180,000	186,975

	Principal Amount		Value
Beverages (continued)
Cott Corp. Series Reg S 5.50%, due 7/1/24	EUR	100,000	$115,675

			612,400

Building Materials 0.2%
Cemex Finance LLC Series Reg S 9.375%, due 10/12/22		$215,000	234,888

Chemicals 0.1%
Axalta Coating Systems LLC Series Reg S 4.25%, due 8/15/24	EUR	100,000	113,644

Commercial Services 0.2%
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (a)		$183,000	190,778

Computers 0.2%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
4.42%, due 6/15/21 (a)		115,000	120,256
5.45%, due 6/15/23 (a)		27,000	28,913
6.02%, due 6/15/26 (a)		35,000	38,152
8.10%, due 7/15/36 (a)		13,000	15,519

			202,840

Distribution & Wholesale 0.1%
LKQ Corp. 4.75%, due 5/15/23		84,000	86,205

Electric 0.2%
EDP Finance B.V. Series Reg S 6.00%, due 2/2/18		274,000	286,002

Entertainment 0.0%‡
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21		50,000	52,000

Food 0.2%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.75%, due 3/15/25 (a)		110,000	108,591
Kraft Heinz Foods Co. 2.80%, due 7/2/20		95,000	97,740

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2016, excluding short-term investments. May be subject to change daily.
∎	Among the Fund’s 5 largest short positions as of October 31, 2016. May be subject to change daily.

12	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Food (continued)
Tyson Foods, Inc. 3.95%, due 8/15/24		$105,000	$111,449

			317,780

Food Services 0.3%
Aramark Services, Inc.
4.75%, due 6/1/26 (a)		100,000	100,000
5.125%, due 1/15/24		100,000	104,750
5.125%, due 1/15/24 (a)		170,000	178,075
5.75%, due 3/15/20		33,000	33,949

			416,774

Forest Products & Paper 0.2%
Sappi Papier Holding GmbH 7.75%, due 7/15/17 (a)		210,000	213,675

Health Care—Products 0.2%
Boston Scientific Corp. 2.85%, due 5/15/20		100,000	102,702
Hologic, Inc. 5.25%, due 7/15/22 (a)		90,000	95,184
Teleflex, Inc. 4.875%, due 6/1/26		35,000	35,875

			233,761

Health Care—Services 0.3%
Fresenius Medical Care U.S. Finance II, Inc. 4.75%, due 10/15/24 (a)		80,000	83,400
HCA, Inc. 5.875%, due 3/15/22		220,000	242,000
Laboratory Corporation of America Holdings 2.625%, due 2/1/20		100,000	101,657

			427,057

Home Builders 0.0%‡
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24		40,000	41,450

Household Products & Wares 0.2%
Spectrum Brands, Inc. Series Reg S 4.00%, due 10/1/26	EUR	200,000	225,520

Housewares 0.0%‡
Newell Brands, Inc. 5.00%, due 11/15/23		$22,000	23,622

	Principal Amount		Value
Internet 0.2%
United Group B.V. Series Reg S 7.875%, due 11/15/20	EUR	200,000	$228,881

Lodging 0.2%
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (a)		$240,000	240,600

Media 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.875%, due 4/1/24 (a)		100,000	105,750
6.625%, due 1/31/22		280,000	291,900
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (a)		200,000	204,000
SFR Group S.A. 6.00%, due 5/15/22 (a)		200,000	205,064
Sirius XM Radio, Inc.
5.75%, due 8/1/21 (a)		140,000	145,950
6.00%, due 7/15/24 (a)		120,000	127,350
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (a)		200,000	205,000
Ziggo Secured Finance B.V. Series Reg S 4.25%, due 1/15/27	EUR	100,000	109,290

			1,394,304

Packaging & Containers 0.8%
Ball Corp. 4.375%, due 12/15/23		325,000	401,044
♦Crown European Holdings S.A.
Series Reg S 2.625%, due 9/30/24		100,000	108,046
Series Reg S 4.00%, due 7/15/22		100,000	120,204
Graphic Packaging International, Inc. 4.125%, due 8/15/24		$70,000	69,650
Sealed Air Corp.
Series Reg S 4.50%, due 9/15/23	EUR	230,000	278,993
4.875%, due 12/1/22 (a)		$75,000	79,031

			1,056,968

Pharmaceuticals 0.2%
AbbVie, Inc. 2.50%, due 5/14/20		100,000	101,257
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22		200,000	208,500

			309,757

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	13

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22		$50,000	$47,563

Real Estate Investment Trusts 0.2%
Equinix, Inc.
5.375%, due 1/1/22		27,000	28,620
5.375%, due 4/1/23		40,000	41,750
5.75%, due 1/1/25		50,000	52,875
MPT Operating Partnership, L.P. / MPT Finance Corp.
5.25%, due 8/1/26		20,000	20,400
5.75%, due 10/1/20	EUR	100,000	114,649
6.375%, due 2/15/22		$35,000	36,313

			294,607

Retail 1.2%
♦1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)		480,000	495,600
Dollar Tree, Inc. 5.75%, due 3/1/23		370,000	394,050
Dufry Finance SCA 5.50%, due 10/15/20 (a)		200,000	205,750
Groupe Fnac S.A. Series Reg S 3.25%, due 9/30/23	EUR	110,000	123,172
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.00%, due 6/1/24 (a)		$200,000	208,000
5.25%, due 6/1/26 (a)		35,000	36,488
O’Reilly Automotive, Inc. 3.80%, due 9/1/22		80,000	84,189

			1,547,249

Semiconductors 0.2%
NXP B.V. / NXP Funding LLC 3.875%, due 9/1/22 (a)		285,000	301,387

Telecommunications 0.4%
♦T-Mobile USA, Inc.
6.25%, due 4/1/21		53,000	55,186
6.375%, due 3/1/25		50,000	53,594
6.731%, due 4/28/22		305,000	318,725
Telefonica Europe B.V. Series Reg S 3.75%, due 12/31/49 (b)	EUR	100,000	108,216

			535,721

Total Corporate Bonds (Cost $11,479,188)			11,588,625

	Principal Amount		Value
Foreign Bonds 6.5%
Belgium 0.1%
Ontex Group N.V. Series Reg S 4.75%, due 11/15/21	EUR	100,000	$116,581

Croatia 0.3%
Agrokor D.D. Series Reg S 9.875%, due 5/1/19		360,000	408,034

France 2.0%
Accor S.A. Series Reg S 4.125%, due 6/30/49 (b)		200,000	223,721
Cerba European Lab S.A.S. Series Reg S 7.00%, due 2/1/20		150,000	170,136
♦Crown European Holdings S.A. Series Reg S 3.375%, due 5/15/25		215,000	241,988
Elis S.A. Series Reg S 3.00%, due 4/30/22		170,000	190,378
HomeVi S.A.S. Series Reg S 6.875%, due 8/15/21		175,000	204,766
La Financiere Atalian S.A.S. Series Reg S 7.25%, due 1/15/20		120,000	137,917
Orange S.A. Series Reg S 5.875%, due 12/31/49 (b)	GBP	100,000	131,746
PSA Tresorerie GIE 6.00%, due 9/19/33	EUR	35,000	45,878
Rexel S.A. Series Reg S 3.50%, due 6/15/23		200,000	225,039
Solvay Finance S.A. Series Reg S 5.869%, due 12/29/49 (b)		200,000	240,846
Synlab Bondco PLC Series Reg S 6.25%, due 7/1/22		200,000	237,136
Tereos Finance Groupe I S.A. Series Reg S 4.125%, due 6/16/23		100,000	112,591
TOTAL S.A. Series Reg S 3.369%, due 12/29/49 (b)		100,000	108,474

14	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Principal Amount		Value
Foreign Bonds (continued)
France (continued)
Veolia Environnement S.A. Series Reg S 4.85%, due 1/29/49 (b)	GBP	300,000	$377,684

			2,648,300

Germany 1.6%
CeramTec Group GmbH Series Reg S 8.25%, due 8/15/21	EUR	230,000	267,632
HeidelbergCement A.G. Series Reg S 2.25%, due 3/30/23		102,000	117,289
Kirk Beauty One GmbH Series Reg S 8.75%, due 7/15/23		100,000	119,106
♦Techem GmbH Series Reg S 6.125%, due 10/1/19		375,000	425,035
♦Trionista Holdco GmbH Series Reg S 5.00%, due 4/30/20		400,000	451,175
TUI A.G. Series Reg S 2.125%, due 10/26/21		100,000	111,437
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
Series Reg S 5.125%, due 1/21/23		81,000	93,547
Series Reg S 5.50%, due 9/15/22		162,000	187,172
Vonovia Finance B.V. Series Reg S 4.625%, due 4/8/74 (b)		300,000	347,026

			2,119,419

Ireland 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
Series Reg S 4.125%, due 5/15/23		100,000	114,990
Series Reg S 4.25%, due 1/15/22		100,000	113,068

			228,058

Italy 0.4%
♦Enel S.p.A.
Series Reg S 6.50%, due 1/10/74 (b)		278,000	330,698
Series Reg S 7.75%, due 9/10/75 (b)	GBP	100,000	135,773

	Principal Amount		Value
Italy (continued)
Telecom Italia S.p.A. Series Reg S 3.625%, due 5/25/26	EUR	100,000	$113,214

			579,685

Luxembourg 0.5%
Dufry Finance SCA Series Reg S 4.50%, due 8/1/23		100,000	117,185
LKQ Italia Bondco S.p.A. Series Reg S 3.875%, due 4/1/24		100,000	116,773
Telenet Finance V Luxembourg SCA
Series Reg S 6.25%, due 8/15/22		100,000	116,636
Series Reg S 6.75%, due 8/15/24		100,000	120,948
Telenet Finance VI Luxembourg SCA Series Reg S 4.875%, due 7/15/27		112,000	128,222

			599,764

Netherlands 0.5%
Cable Communications Systems N.V. Series Reg S 7.50%, due 11/1/20		100,000	113,936
InterXion Holding N.V. Series Reg S 6.00%, due 7/15/20		150,000	172,072
LGE HoldCo VI B.V. Series Reg S 7.125%, due 5/15/24		210,000	260,496
Telefonica Europe B.V. Series Reg S 6.50%, due 9/29/49 (b)		100,000	117,014

			663,518

Poland 0.1%
Play Topco S.A. Series Reg S 7.75%, due 2/28/20 (c)		100,000	111,970

Spain 0.3%
Grupo Antolin Dutch B.V. Series Reg S 5.125%, due 6/30/22		200,000	234,370
Iberdrola International B.V. Series Reg S 5.75%, due 2/27/49 (b)		100,000	116,704

			351,074

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	15

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

	Principal Amount		Value
Foreign Bonds (continued)
Sweden 0.2%
Verisure Holding AB Series Reg S 6.00%, due 11/1/22	EUR	210,000	$250,699

United Kingdom 0.3%
Alliance Automotive Finance PLC Series Reg S 6.25%, due 12/1/21		140,000	163,713
Worldpay Finance PLC Series Reg S 3.75%, due 11/15/22		200,000	236,565

			400,278

Total Foreign Bonds (Cost $8,632,742)			8,477,380

U.S. Government 1.9%
♦United States Treasury Inflation—Indexed Bond 1.9%
0.375%, due 7/15/25		2,489,260	2,555,263

Total U.S. Government (Cost $2,537,943)			2,555,263

Total Long-Term Bonds (Cost $22,649,873)			22,621,268

	Shares
Common Stocks 28.0%
Advertising 0.1%
IPSOS (d)		3,045	99,444

Aerospace & Defense 0.2%
Kratos Defense & Security Solutions, Inc. (d)(e)		8,000	44,960
Spirit AeroSystems Holdings, Inc. Class A (d)(e)		3,400	171,224

			216,184

Airlines 0.1%
Deutsche Lufthansa A.G. Registered (d)		1,345	17,194
Qantas Airways, Ltd.		18,174	42,304
SAS AB (e)		30,274	51,283

			110,781

Apparel 0.2%
Carter’s, Inc. (d)		1,800	155,412
Skechers U.S.A., Inc. Class A (d)(e)		6,900	145,107

			300,519

	Shares	Value
Auto Manufacturers 0.2%
Peugeot S.A. (d)(e)	10,734	$160,783
Renault S.A. (d)	112	9,726
Wabash National Corp. (d)(e)	9,400	105,750

		276,259

Auto Parts & Equipment 0.8%
Autoneum Holding A.G. (d)	374	99,023
Faurecia (d)	3,366	123,820
Grammer A.G.	2,180	124,513
Haldex AB	30,172	389,170
Meritor, Inc. (d)(e)	5,500	56,540
Modine Manufacturing Co. (d)(e)	3,600	39,420
Titan International, Inc. (d)	9,100	92,729
Tower International, Inc. (d)	4,000	86,800

		1,012,015

Banks 1.3%
BankUnited, Inc. (d)	5,200	151,528
BGEO Group PLC (d)	2,617	94,687
BNP Paribas S.A. (d)	2,896	167,983
Customers Bancorp, Inc. (d)(e)	2,700	73,089
Deutsche Pfandbriefbank A.G. (a)(d)	3,707	38,081
Erste Group Bank A.G. (d)(e)	5,207	163,534
First BanCorp (d)(e)	21,700	111,321
Mediobanca S.p.A. (d)	22,790	166,993
OFG Bancorp (d)	9,800	104,370
OneSavings Bank PLC	2,609	9,261
Raiffeisen Bank International A.G. (d)(e)	2,895	47,447
Shawbrook Group PLC (a)(e)	6,992	19,239
Societe Generale S.A. (d)	4,256	166,137
SVB Financial Group (d)(e)	1,100	134,497
UniCredit S.p.A.	67,150	166,594
Virgin Money Holdings UK PLC	9,218	37,121

		1,651,882

Biotechnology 0.0%‡
Arena Pharmaceuticals, Inc. (e)	8,000	11,840
PDL BioPharma, Inc.	3,000	9,660
Spectrum Pharmaceuticals, Inc. (e)	1,300	4,602
Vitrolife AB	582	30,124

		56,226

Building Materials 0.2%
Buzzi Unicem S.p.A.	6,207	63,368
CSR, Ltd.	3,796	10,569
Gibraltar Industries, Inc. (d)(e)	1,200	46,680
Inwido AB	3,570	39,031
NCI Building Systems, Inc. (d)(e)	100	1,440
USG Corp. (d)(e)	3,300	83,094

		244,182

Chemicals 1.3%
Chemours Co. (The) (d)	8,300	136,369
Covestro A.G. (a)(d)	1,540	91,019

16	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Huntsman Corp. (d)	9,600	$162,720
Koppers Holdings, Inc. (d)(e)	3,000	98,250
Lenzing A.G. (d)	988	128,685
Monsanto Co.	3,800	382,926
OMNOVA Solutions, Inc. (d)(e)	2,600	19,760
Rayonier Advanced Materials, Inc. (d)	9,900	128,007
Syngenta A.G. Registered	453	181,099
Valspar Corp. (The)	3,967	395,113

		1,723,948

Coal 0.1%
SunCoke Energy, Inc. (d)	4,600	46,966
Whitehaven Coal, Ltd. (e)	30,011	69,173

		116,139

Commercial Services 0.9%
American Public Education, Inc. (d)(e)	1,400	28,210
Avis Budget Group, Inc. (d)(e)	4,800	155,328
Cramo OYJ	1,235	32,470
DeVry Education Group, Inc. (d)	5,100	115,770
Green Dot Corp. Class A (d)(e)	2,000	44,400
HMS Holdings Corp. (d)(e)	6,200	130,634
Insperity, Inc. (d)	1,800	135,360
K12, Inc. (d)(e)	7,300	79,132
LSC Communications, Inc. (e)	812	19,683
ManpowerGroup, Inc. (d)	2,200	168,960
Quad / Graphics, Inc. (d)	5,000	118,800
Ramirent OYJ	1,682	12,408
RR Donnelley & Sons Co. (d)	2,166	38,446
Team Health Holdings, Inc. (e)	2,260	96,841

		1,176,442

Computers 0.5%
Barracuda Networks, Inc. (d)(e)	5,600	130,592
Brocade Communications Systems, Inc.	17,417	184,620
Cray, Inc. (d)(e)	700	14,560
Engility Holdings, Inc. (d)(e)	2,200	63,206
Logitech International S.A. Registered (d)	5,691	137,739
Super Micro Computer, Inc. (d)(e)	400	9,480
Teradata Corp. (d)(e)	5,200	140,192
Wincor Nixdorf A.G. (e)	279	20,318

		700,707

Cosmetics & Personal Care 0.1%
Oriflame Holding A.G. (e)	3,629	133,433

Distribution & Wholesale 0.3%
D’ieteren S.A. / N.V.	2,300	101,460
Entertainment One, Ltd.	40,184	114,208
HD Supply Holdings, Inc. (d)(e)	4,900	161,700

		377,368

	Shares	Value
Electric 0.1%
ACEA S.p.A	3,095	$40,091
EDP—Energias de Portugal S.A.	20,314	67,144
Spark Energy, Inc. Class A (d)	200	4,840

		112,075

Electrical Components & Equipment 0.1%
General Cable Corp. (d)	8,900	124,600
Insteel Industries, Inc. (d)	1,300	34,970
Powell Industries, Inc. (d)	800	28,312

		187,882

Electronics 0.3%
Electrocomponents PLC	11,610	52,949
Jabil Circuit, Inc. (d)	7,200	153,648
Mycronic AB	6,867	71,657
Stoneridge, Inc. (d)(e)	6,300	93,366
TTM Technologies, Inc. (d)(e)	4,300	56,545

		428,165

Energy—Alternate Sources 0.1%
Vestas Wind Systems A/S (d)	1,342	107,644

Engineering & Construction 0.4%
ACS Actividades de Construccion y Servicios S.A. (d)	5,295	162,346
Bouygues S.A.	4,609	150,293
Carillion PLC	30,698	94,349
Obrascon Huarte Lain S.A.	30,999	124,649

		531,637

Entertainment 0.2%
Caesars Acquisition Co. Class A (d)(e)	2,300	26,795
Carmike Cinemas, Inc. (e)	2,610	85,216
International Game Technology PLC (d)	4,000	114,880
Isle of Capri Casinos, Inc. (d)(e)	624	13,104
William Hill PLC	20,546	74,389

		314,384

Finance—Commercial 0.1%
Banca IFIS S.p.A.	2,492	72,083

Finance—Consumer Loans 0.1%
Aldermore Group PLC (e)	11,668	24,650
World Acceptance Corp. (d)(e)	2,600	123,552

		148,202

Finance—Investment Banker/Broker 0.5%
GAIN Capital Holdings, Inc.	4,900	22,540
INTL. FCStone, Inc. (d)(e)	3,000	107,700
Investment Technology Group, Inc. (d)	7,400	113,294
Lazard, Ltd. Class A (d)	4,400	160,424
LPL Financial Holdings, Inc. (d)	4,700	145,512
Raymond James Financial, Inc. (d)	900	54,108

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	17

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Finance—Investment Banker/Broker (continued)
Tullett Prebon PLC	9,459	$41,101

		644,679

Finance—Other Services 0.1%
Deutsche Boerse A.G.	971	72,557

Food 0.7%
Austevoll Seafood ASA	10,363	93,441
Casino Guichard Perrachon S.A.	1,654	82,305
John B. Sanfilippo & Son, Inc. (d)	100	5,068
Leroy Seafood Group ASA (d)	42	2,221
Metcash, Ltd. (e)	38,081	57,647
Pilgrim’s Pride Corp. (d)	7,400	161,616
Premier Foods PLC (e)	52,133	29,034
Salmar ASA (d)	4,238	137,567
WhiteWave Foods Co. (The) (e)	6,574	358,217
Wm Morrison Supermarkets PLC	15,727	43,601

		970,717

Gas 0.2%
Western Gas Equity Partners, L.P.	5,200	221,624

Hand & Machine Tools 0.1%
Regal Beloit Corp. (d)	1,100	65,010
Schweiter Technologies A.G. (d)	1	1,077

		66,087

Health Care—Products 1.0%
Accuray, Inc. (d)(e)	5,600	27,440
Alere, Inc. (d)(e)	3,884	173,537
Ambu A/S Class B	432	22,379
AngioDynamics, Inc. (d)(e)	2,000	31,880
Bruker Corp. (d)	7,300	149,577
Cepheid (e)	3,900	206,310
Cynosure, Inc. Class A (d)(e)	2,500	106,625
Halyard Health, Inc. (d)(e)	3,800	122,930
Hill-Rom Holdings, Inc. (d)	1,900	105,279
OraSure Technologies, Inc. (d)(e)	6,700	50,317
Orthofix International N.V. (d)(e)	2,300	84,295
VWR Corp. (d)(e)	5,700	156,807

		1,237,376

Health Care—Services 0.4%
Molina Healthcare, Inc. (d)(e)	2,300	125,143
Natera, Inc. (d)(e)	8,300	70,384
Summerset Group Holdings, Ltd.	1,648	5,610
Triple-S Management Corp. Class B (e)	5,000	103,400
WellCare Health Plans, Inc. (d)(e)	1,300	147,563

		452,100

Holding Company—Diversified 0.1%
Seven Group Holdings, Ltd. (d)	11,787	81,504

	Shares	Value
Home Builders 0.2%
Barratt Developments PLC (d)	11,850	$65,806
Galliford Try PLC (d)	4,686	70,319
Persimmon PLC (d)	2,842	58,928
YIT OYJ (d)	7,791	64,914

		259,967

Household Products & Wares 0.2%
Central Garden & Pet Co. Class A (d)(e)	5,200	121,368
Henkel A.G. & Co. KGaA	1,452	159,872

		281,240

Housewares 0.0%‡
NACCO Industries, Inc. Class A (d)	400	29,260

Insurance 0.6%
AXA S.A. (d)	6,854	154,505
CNP Assurances (d)	7,218	125,074
esure Group PLC	13,203	43,940
NN Group N.V. (d)	5,146	155,066
Old Mutual PLC	19,875	49,019
Unipol Gruppo Finanziario S.p.A.	47,905	146,509
Voya Financial, Inc. (d)	5,000	152,750

		826,863

Internet 1.2%
1-800-Flowers.com, Inc. Class A (d)(e)	9,400	89,770
Blucora, Inc. (d)(e)	8,000	106,400
GoDaddy, Inc. Class A (d)(e)	300	10,737
Groupon, Inc. (e)	30,700	122,493
IAC/InterActiveCorp (d)	2,500	161,100
Intralinks Holdings, Inc. (d)(e)	1,300	11,921
♦LinkedIn Corp. Class A (e)	2,778	526,709
New Media Investment Group, Inc. (d)	5,500	79,200
Overstock.com, Inc. (d)(e)	2,200	32,230
RetailMeNot, Inc. (d)(e)	11,700	105,885
Rubicon Project, Inc. (The) (d)(e)	15,600	119,496
Twitter, Inc. (d)(e)	4,000	71,800
Yahoo!, Inc. (e)	4,561	189,509

		1,627,250

Investment Companies 0.3%
EXOR S.p.A.	8,021	340,844
John Laing Group PLC (a)	3,759	12,436

		353,280

Iron & Steel 0.6%
ArcelorMittal (d)(e)	24,638	166,011
BlueScope Steel, Ltd. (d)	23,198	137,644
Evraz PLC (e)	33,045	82,957
Fortescue Metals Group, Ltd.	39,767	166,379
Ryerson Holding Corp. (d)(e)	200	2,050
Salzgitter A.G. (d)	1,018	33,414
United States Steel Corp. (d)	8,900	172,126

		760,581

18	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Leisure Time 0.1%
Carnival PLC (d)	3,331	$160,476
Trigano S.A. (d)	82	5,802

		166,278

Machinery—Construction & Mining 0.1%
Babcock & Wilcox Enterprises, Inc. (d)(e)	3,000	47,220
Danieli & C Officine Meccaniche S.p.A.	3,082	41,276
Oshkosh Corp. (d)	1,800	96,300

		184,796

Machinery—Diversified 0.2%
Biesse S.p.A.	544	9,382
Chart Industries, Inc. (d)(e)	3,200	88,768
Deutz A.G.	12,929	63,868
Kardex A.G. Registered (d)(e)	95	8,122
Koenig & Bauer A.G. (e)	1,571	73,785

		243,925

Media 0.3%
AMC Networks, Inc. Class A (d)(e)	1,400	68,502
Gannett Co., Inc. (d)	7,200	55,944
Sanoma OYJ	5,321	49,854
Seven West Media, Ltd.	196,284	101,533
SKY Network Television, Ltd.	290	958
Southern Cross Media Group, Ltd.	57,075	62,521

		339,312

Metal Fabricate & Hardware 0.2%
Global Brass & Copper Holdings, Inc. (d)	4,000	114,800
Granges AB	5,194	50,461
Kloeckner & Co. S.E. (e)	3,429	42,799
Timken Co. (The) (d)	1,700	56,185
TimkenSteel Corp. (d)(e)	5,500	56,375

		320,620

Mining 0.8%
Acacia Mining PLC (d)	15,293	97,056
Anglo American PLC (d)(e)	9,783	135,430
Centamin PLC	71,499	138,098
Coeur Mining, Inc. (d)(e)	800	8,944
Detour Gold Corp. (e)	3,655	69,677
Goldcorp, Inc.	2,664	40,458
Lonmin PLC (e)	47,953	111,520
Mineral Resources, Ltd. (d)	991	8,722
Petra Diamonds, Ltd.	29,333	54,538
Regis Resources, Ltd.	50,638	125,191
Rio Tinto, Ltd. (d)	2,636	108,642
South32, Ltd.	81,421	159,178

		1,057,454

Miscellaneous—Manufacturing 0.3%
AGFA-Gevaert N.V. (e)	12,291	51,136
GWA Group, Ltd.	10,052	21,869

	Shares	Value
Miscellaneous—Manufacturing (continued)
Morgan Advanced Materials PLC	863	$2,879
RHI A.G. (d)	1,136	28,607
Trinity Industries, Inc. (d)	6,600	140,910
Trinseo S.A. (d)	2,500	131,125
Vesuvius PLC	383	1,709

		378,235

Office & Business Equipment 0.2%
Neopost S.A. (d)	4,658	141,025
Xerox Corp. (d)	15,900	155,343

		296,368

Oil & Gas 1.3%
Antero Midstream Partners, L.P. (d)	8,700	253,518
Ensco PLC Class A (d)	3,100	24,242
EQT GP Holdings, L.P. (d)	7,200	168,192
♦InterOil Corp. (e)	8,418	417,701
Murphy U.S.A., Inc. (d)(e)	1,500	103,170
Nabors Industries, Ltd. (d)	2,000	23,800
Noble Corp. PLC (d)	4,100	20,254
PBF Energy, Inc. Class A (d)	3,700	80,660
Premier Oil PLC (e)	25,970	20,980
QEP Resources, Inc. (d)	1,400	22,498
Rowan Cos. PLC Class A (d)	1,900	25,213
Sanchez Energy Corp. (d)(e)	2,900	18,473
Saras S.p.A.	41,268	71,668
SM Energy Co. (d)	600	20,178
Southwestern Energy Co. (d)(e)	1,900	19,741
Suncor Energy, Inc.	5,553	166,635
Transocean, Ltd. (d)(e)	2,500	24,025
Valero Energy Partners, L.P. (d)	3,200	130,336
VTTI Energy Partners, L.P. (d)	8,100	143,370

		1,754,654

Oil & Gas Services 1.0%
Baker Hughes, Inc. (d)	500	27,700
FMC Technologies, Inc. (d)(e)	900	29,043
Halliburton Co.	1,434	65,964
Maire Tecnimont S.p.A.	20,877	50,419
McDermott International, Inc. (d)(e)	4,800	24,672
MRC Global, Inc. (d)(e)	7,900	116,446
Newpark Resources, Inc. (d)(e)	2,100	13,230
Oceaneering International, Inc. (d)	900	21,420
Rice Midstream Partners, L.P.	14,000	303,380
Targa Resources Corp. (d)	7,500	329,250
Technip S.A.	5,338	354,049

		1,335,573

Pharmaceuticals 1.8%
Actelion, Ltd. Registered (d)(e)	383	55,347
AmerisourceBergen Corp. (d)	1,200	84,384
Amphastar Pharmaceuticals, Inc. (d)(e)	6,800	123,352
AstraZeneca PLC, Sponsored ADR	2,680	75,898

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	19

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Australian Pharmaceutical Industries, Ltd.	10,370	$14,988
Bayer A.G. Registered (d)	409	40,538
Catalent, Inc. (d)(e)	5,300	120,893
Herbalife, Ltd. (d)(e)	2,500	151,700
Horizon Pharma PLC (d)(e)	21,736	363,426
Impax Laboratories, Inc. (d)(e)	5,600	112,560
Indivior PLC	33,670	129,571
Lannett Co., Inc. (d)(e)	5,100	111,690
Mylan N.V. (e)	3,333	121,654
Omega Protein Corp. (d)(e)	1,100	24,530
Pacira Pharmaceuticals, Inc. (d)(e)	2,300	73,140
Phibro Animal Health Corp. Class A (d)	4,900	127,155
SciClone Pharmaceuticals, Inc. (d)(e)	12,100	108,295
Shire PLC, ADR	426	71,841
Sigma Pharmaceuticals, Ltd.	70,416	71,242
Sucampo Pharmaceuticals, Inc. Class A (d)(e)	9,800	111,720
Supernus Pharmaceuticals, Inc. (d)(e)	5,600	110,880
Taro Pharmaceutical Industries, Ltd. (e)	1,400	142,114

		2,346,918

Pipelines 3.1%
Cheniere Energy, Inc. (d)(e)	3,400	128,180
Dominion Midstream Partners, L.P. (d)	6,400	151,040
Energy Transfer Equity, L.P. (d)	13,800	206,034
Energy Transfer Partners, L.P. (d)	6,800	237,864
EnLink Midstream LLC	9,000	137,250
Enterprise Products Partners, L.P. (d)	10,800	272,592
EQT Midstream Partners, L.P. (d)	2,000	149,740
Genesis Energy, L.P. (d)	6,400	223,552
Magellan Midstream Partners, L.P. (d)	2,100	141,183
MPLX, L.P. (d)	7,500	255,150
NGL Energy Partners, L.P. (d)	16,100	286,580
ONEOK, Inc. (d)	4,300	208,249
Phillips 66 Partners, L.P. (d)	3,700	163,540
Plains GP Holdings, L.P. Class A	13,500	169,560
SemGroup Corp. Class A (d)	7,600	245,100
Shell Midstream Partners, L.P. (d)	5,700	154,641
Sunoco Logistics Partners, L.P. (d)	9,200	235,888
Tesoro Logistics, L.P. (d)	4,700	224,378
Williams Cos., Inc. (The)	11,700	341,640
Williams Partners, L.P.	4,700	168,354

		4,100,515

Private Equity 0.0%‡
Eurazeo S.A. (d)	287	16,518

Retail 1.7%
Abercrombie & Fitch Co. Class A (d)	5,800	84,738
Ascena Retail Group, Inc. (e)	14,500	70,905
Best Buy Co., Inc. (d)	4,086	158,986
Brinker International, Inc. (d)	3,100	152,644

	Shares	Value
Retail (continued)
Byggmax Group AB	1,516	$9,987
Cewe Stiftung & Co. KGaA	274	26,228
CST Brands, Inc.	4,560	218,971
Debenhams PLC	136,282	89,577
Dick’s Sporting Goods, Inc. (d)	1,700	94,605
Finish Line, Inc. (The) Class A (d)	5,900	116,171
Gap, Inc. (The) (d)	2,500	68,975
JD Sports Fashion PLC (d)	586	10,895
Kate Spade & Co. (d)(e)	8,800	147,400
Liberty Interactive Corp. QVC Group Class A (d)(e)	8,300	153,467
Matas A/S	483	9,374
Nu Skin Enterprises, Inc. Class A (d)	1,500	92,475
Office Depot, Inc.	51,575	162,461
Pandora A/S (d)	554	72,114
PVH Corp. (d)	1,400	149,772
Rallye S.A.	2,867	51,898
Regis Corp. (d)(e)	6,200	78,616
Ruby Tuesday, Inc. (e)	900	2,673
Staples, Inc. (d)	20,000	148,000

		2,170,932

Savings & Loans 0.0%‡
Banc of California, Inc. (d)	3,700	49,210

Semiconductors 0.5%
Alpha & Omega Semiconductor, Ltd. (d)(e)	3,400	71,842
Amkor Technology, Inc. (d)(e)	13,700	126,999
BE Semiconductor Industries N.V. (d)	3,804	123,876
Micron Technology, Inc. (d)(e)	9,200	157,872
STMicroelectronics N.V. (d)	19,265	183,714

		664,303

Software 1.1%
Akamai Technologies, Inc. (d)(e)	2,900	201,463
♦Apigee Corp. (e)	26,100	452,835
Donnelley Financial Solutions, Inc. (e)	812	17,417
IGG, Inc.	188,000	137,445
InnerWorkings, Inc. (d)(e)	2,500	22,025
Interactive Intelligence Group, Inc. (e)	3,120	188,604
Kudelski S.A. (d)(e)	3,462	59,651
LivePerson, Inc. (d)(e)	2,800	23,800
Nuance Communications, Inc. (d)(e)	11,200	157,024
Quality Systems, Inc. (d)	5,800	74,762
RIB Software A.G. (d)	1,025	13,879
Software A.G. (d)	1,357	49,307
Ubisoft Entertainment S.A. (d)(e)	1,125	38,284

		1,436,496

Telecommunications 1.0%
A10 Networks, Inc. (d)(e)	1,400	10,724
EarthLink Holdings Corp. (d)	19,600	112,112
EchoStar Corp. Class A (d)(e)	3,300	154,242

20	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Telecommunications (continued)
General Communication, Inc. Class A (d)(e)	3,300	$52,272
GN Store Nord A/S (d)	39	791
Koninklijke KPN N.V.	47,900	156,222
Millicom International Cellular S.A.	1,293	56,847
NeoPhotonics Corp. (d)(e)	2,500	35,000
Sonus Networks, Inc. (d)(e)	3,200	18,528
Spark New Zealand, Ltd.	63,131	165,231
♦T-Mobile U.S., Inc. (e)	2,247	111,743
TDC A/S (e)	33,850	186,790
Telecom Italia S.p.A. (e)	235,728	167,166
Telenor ASA (d)	4,852	77,222
Telephone & Data Systems, Inc. (d)	1,300	33,592

		1,338,482

Transportation 0.3%
Ansaldo STS S.p.A.	5,640	64,823
Dfds A/S	2,453	118,563
Nobina AB (a)	5,066	33,933
Overseas Shipholding Group, Inc. Class A (d)	2,500	21,900
Ryder System, Inc. (d)	2,300	159,597

		398,816

Trucking & Leasing 0.1%
Greenbrier Cos., Inc. (The) (d)	3,500	110,250

Total Common Stocks (Cost $35,948,309)		36,692,341

	Number of Rights
Rights 0.0%‡
Finance—Other Services 0.0%‡
Exor, Expires 11/9/16 (f)	5,296	0

Total Rights (Cost $0)		0

	Notional Amount
Purchased Options 0.0%‡ Purchased Put Options 0.0%‡
Euro-Bund Strike Price $161.50 Expires 11/25/16, American Style	1,000,000	7,026

Euro-Bobl Strike Price $132.50 Expires 12/23/16, American Style	2,000,000	8,123

Total Purchased Options (Cost $15,312)		15,149

	Principal Amount	Value
Short-Term Investments 63.1%
Repurchase Agreements 49.2%
Fixed Income Clearing Corp. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $57,113,999 (Collateralized by United States Treasury Notes and Government Agency securities with rates between 1.00% and 2.75% and maturity dates between 8/15/18 and 2/15/24, with a Principal Amount of $57,090,000 and a Market Value of $58,276,361)	$57,113,951	$57,113,951
State Street Bank and Trust Co. 0.03%, dated 10/31/16 due 11/1/16 Proceeds at Maturity $7,230,339 (Collateralized by United States Treasury Notes and Bonds with rates between 3.125% and 8.00% and maturity dates between 5/15/19 and 11/15/21, with a Principal Amount of $5,465,000 and a Market Value of $7,389,021)	7,230,333	7,230,333

Total Repurchase Agreements (Cost $64,344,284)		64,344,284

U.S. Government 13.9%
United States Treasury Bills 13.9%
0.00%, due 11/25/16 (g)(h)	8,188,900	8,187,958
0.00%, due 12/15/16 (g)(h)	2,650,000	2,649,414
0.00%, due 5/27/17 (g)	6,000,000	5,983,710
0.00%, due 9/14/17 (g)	1,309,600	1,302,781

Total U.S. Government (Cost $18,115,264)		18,123,863

Total Short-Term Investments (Cost $82,459,548)		82,468,147

Total Investments, Before Investments Sold Short (Cost $141,073,042) (k)	108.4%	141,796,905

	Shares
Investments Sold Short (20.8%) Common Stocks Sold Short (18.2%)
Advertising (0.1%)
JCDecaux S.A.	(3,636)	(111,181)
MDC Partners, Inc. Class A	(6,100)	(51,545)

		(162,726)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	21

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Aerospace & Defense (0.4%)
Aerovironment, Inc. (e)	(2,300)	$(55,177)
B/E Aerospace, Inc.	(1,000)	(59,520)
Cobham PLC	(74,708)	(130,672)
TransDigm Group, Inc.	(600)	(163,476)
Zodiac Aerospace	(6,545)	(159,286)

		(568,131)

Agriculture (0.0%)‡
Australian Agricultural Co., Ltd. (e)	(8,643)	(11,473)

Airlines (0.3%)
Copa Holdings S.A. Class A	(1,800)	(166,014)
easyJet PLC	(8,541)	(97,956)
Norwegian Air Shuttle ASA (e)	(414)	(13,960)
Spirit Airlines, Inc. (e)	(900)	(43,137)

		(321,067)

Apparel (0.3%)
Brunello Cucinelli S.p.A.	(2,397)	(47,469)
Gerry Weber International A.G.	(114)	(1,423)
Hermes International	(33)	(13,371)
Iconix Brand Group, Inc. (e)	(12,500)	(98,500)
Sequential Brands Group, Inc. (e)	(8,900)	(64,080)
Ted Baker PLC	(2,634)	(79,794)
Tod’s S.p.A.	(2,146)	(125,563)

		(430,200)

Auto Parts & Equipment (0.0%)‡
Motorcar Parts of America, Inc. (e)	(1,100)	(28,864)

Banks (1.1%)
Banca Popolare di Sondrio SCPA	(34,935)	(116,584)
Banco Popolare S.C.	(27,003)	(77,782)
Banco Popular Espanol S.A.	(126,677)	(138,921)
BOK Financial Corp.	(2,200)	(156,244)
Credito Valtellinese S.C.	(186,357)	(81,911)
EFG International A.G. (e)	(13,114)	(70,636)
First Financial Bankshares, Inc.	(1,400)	(50,680)
Liberbank S.A. (e)	(93,921)	(93,307)
Park National Corp.	(900)	(87,237)
Royal Bank of Scotland Group PLC (e)	(70,250)	(162,599)
∎ Unione di Banche Italiane S.p.A.	(63,915)	(176,249)
Westamerica Bancorp.	(2,500)	(123,900)
Western Alliance Bancorp. (e)	(3,100)	(115,816)

		(1,451,866)

Beverages (0.1%)
Brown-Forman Corp. Class A	(100)	(4,850)
Brown-Forman Corp. Class B	(1,300)	(60,021)
Coca-Cola European Partners PLC	(971)	(37,440)
Marie Brizard Wine & Spirits S.A. (e)	(2,773)	(47,153)

		(149,464)

	Shares	Value
Biotechnology (0.7%)
Ablynx N.V. (e)	(1,735)	$(17,141)
Adocia (e)	(379)	(20,719)
Atara Biotherapeutics, Inc. (e)	(200)	(2,560)
Basilea Pharmaceutica A.G. Registered (e)	(1,404)	(94,636)
Evolva Holding S.A. (e)	(11,352)	(4,818)
Genfit (e)	(4,277)	(80,051)
Genmab A/S (e)	(618)	(101,969)
Illumina, Inc. (e)	(1,100)	(149,754)
Innate Pharma S.A. (e)	(3,523)	(41,381)
Lion Biotechnologies, Inc. (e)	(1,100)	(6,875)
Loxo Oncology, Inc. (e)	(800)	(16,688)
MorphoSys A.G. (e)	(2,724)	(120,598)
Omeros Corp. (e)	(7,100)	(58,220)
Pacific Biosciences of California, Inc. (e)	(15,400)	(130,900)
Paratek Pharmaceuticals, Inc. (e)	(700)	(7,490)
Pharma Mar S.A. (e)	(7,500)	(20,295)
WaVe Life Sciences, Ltd. (e)	(1,700)	(54,145)
XBiotech, Inc. (e)	(200)	(2,650)

		(930,890)

Building Materials (0.0%)‡
James Hardie Industries PLC	(495)	(7,392)

Chemicals (0.3%)
FMC Corp.	(1,300)	(60,957)
Novozymes A/S Class B	(2,615)	(97,139)
OCI N.V. (e)	(11,094)	(154,057)
SGL Carbon S.E. (e)	(6,090)	(75,945)
Tessenderlo Chemie N.V. (e)	(394)	(13,140)

		(401,238)

Commercial Services (0.6%)
Cerved Information Solutions S.p.A.	(3,932)	(31,660)
Europcar Groupe S.A. (a)(e)	(7,309)	(67,927)
IPH, Ltd.	(13,758)	(61,224)
Korn/Ferry International	(6,200)	(126,418)
Macquarie Infrastructure Corp.	(1,400)	(114,534)
Rollins, Inc.	(3,800)	(117,116)
Square, Inc. Class A (e)	(9,100)	(101,920)
Team, Inc. (e)	(400)	(12,300)
Weight Watchers International, Inc. (e)	(12,600)	(129,528)

		(762,627)

Computers (0.5%)
Arcam AB (e)	(2,944)	(96,969)
Ingenico Group S.A.	(1,967)	(155,684)
KEYW Holding Corp. (The) (e)	(1,900)	(19,931)
Mercury Systems, Inc. (e)	(1,800)	(50,004)
Nimble Storage, Inc. (e)	(15,000)	(114,450)
Pure Storage, Inc. Class A (e)	(9,200)	(113,528)
Tobii AB (e)	(9,479)	(73,201)

		(623,767)

22	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Cosmetics & Personal Care (0.1%)
Coty, Inc. Class A (e)	(6,800)	$(156,332)

Country Funds—Closed-end (0.1%)
Flow Traders (a)	(1,928)	(59,483)

Distribution & Wholesale (0.0%)‡
Triton International Ltd.	(2,600)	(31,382)

Diversified Financial Services (0.0%)‡
On Deck Capital, Inc. (e)	(5,400)	(26,406)

Electrical Components & Equipment (0.0%)‡
Vossloh A.G. (e)	(340)	(20,636)
Zumtobel Group A.G.	(907)	(15,926)

		(36,562)

Electronics (0.2%)
Gentex Corp.	(3,600)	(60,876)
GoPro, Inc. Class A (e)	(8,600)	(109,908)
Mesa Laboratories, Inc.	(600)	(75,744)
TASER International, Inc. (e)	(2,900)	(64,902)

		(311,430)

Energy—Alternate Sources (0.2%)
Plug Power, Inc. (e)	(12,900)	(19,737)
SolarCity Corp. (e)	(3,900)	(76,440)
Sunrun, Inc. (e)	(18,500)	(96,385)
TPI Composites, Inc. (e)	(2,300)	(36,616)

		(229,178)

Engineering & Construction (0.5%)
Bilfinger S.E. (e)	(3,095)	(109,044)
Cie d’Entreprises CFE	(602)	(66,316)
Ferrovial S.A.	(3,391)	(65,981)
Kier Group PLC	(4,929)	(81,990)
Koninklijke BAM Groep N.V.	(22,522)	(104,852)
SBA Communications Corp. Class A (e)	(1,400)	(158,592)
Singapore Technologies Engineering, Ltd.	(39,700)	(89,316)
SPIE S.A.	(229)	(4,331)

		(680,422)

Environmental Controls (0.1%)
Energy Recovery, Inc. (e)	(9,200)	(112,332)
SIIC Environment Holdings, Ltd. (e)	(5,900)	(2,693)

		(115,025)

Finance—Auto Loans (0.1%)
Credit Acceptance Corp. (e)	(500)	(92,050)

Finance—Consumer Loans (0.4%)
Navient Corp.	(11,000)	(140,580)
Ocwen Financial Corp. (e)	(1,800)	(7,686)

	Shares	Value
Finance—Consumer Loans (continued)
OneMain Holdings, Inc. (e)	(5,200)	$(147,368)
Provident Financial PLC	(3,335)	(120,420)
Santander Consumer USA Holdings, Inc. (e)	(12,200)	(148,840)

		(564,894)

Finance—Investment Banker/Broker (0.1%)
Virtu Financial, Inc. Class A	(7,000)	(89,600)

Finance—Leasing Companies (0.1%)
Air Lease Corp.	(3,800)	(114,988)
GRENKE A.G.	(29)	(5,049)

		(120,037)

Finance—Mortgage Loan/Banker (0.1%)
Arlington Asset Investment Corp. Class A	(4,200)	(59,976)

Finance—Other Services (0.0%)‡
Hypoport A.G. (e)	(183)	(14,635)
OFX Group Ltd	(33,680)	(39,711)

		(54,346)

Food (0.5%)
a2 Milk Co., Ltd. (e)	(26,377)	(35,084)
Amplify Snack Brands, Inc. (e)	(8,300)	(120,267)
Associated British Foods PLC	(5,078)	(153,025)
Blue Buffalo Pet Products, Inc. (e)	(6,300)	(158,256)
Dairy Crest Group PLC	(3,954)	(29,522)
Ocado Group PLC (e)	(41,553)	(139,868)
Snyder’s-Lance, Inc.	(800)	(28,456)
Tassal Group, Ltd.	(2,015)	(5,901)

		(670,379)

Food Services (0.0%)‡
Do & Co. A.G.	(380)	(29,400)

Forest Products & Paper (0.0%)‡
Deltic Timber Corp.	(200)	(11,236)

Health Care—Products (0.4%)
ABIOMED, Inc. (e)	(400)	(41,996)
Accelerate Diagnostics, Inc. (e)	(4,900)	(104,125)
Cerus Corp. (e)	(22,600)	(108,932)
ConforMIS, Inc. (e)	(2,900)	(22,127)
GenMark Diagnostics, Inc. (e)	(2,100)	(22,407)
Novocure, Ltd. (e)	(11,300)	(68,365)
Patterson Cos., Inc.	(2,000)	(85,420)
Rockwell Medical, Inc. (e)	(8,300)	(48,223)

		(501,595)

Health Care—Services (0.5%)
AAC Holdings, Inc. (e)	(6,700)	(109,813)
Adeptus Health, Inc. Class A (e)	(2,900)	(87,348)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	23

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Health Care—Services (continued)
Amsurg Corp. (e)	(1,200)	$(71,700)
LifePoint Health, Inc. (e)	(1,400)	(83,790)
MEDNAX, Inc. (e)	(2,400)	(147,000)
Surgery Partners, Inc. (e)	(4,400)	(70,840)
Teladoc, Inc. (e)	(5,600)	(91,000)

		(661,491)

Holding Companies—Diversified (0.2%)
Ackermans & van Haaren N.V.	(979)	(136,003)
Bollore S.A.	(30,496)	(100,431)

		(236,434)

Home Builders (0.3%)
CalAtlantic Group, Inc.	(3,000)	(96,960)
LGI Homes, Inc. (e)	(3,900)	(116,064)
William Lyon Homes Class A (e)	(7,700)	(137,522)

		(350,546)

Household Products & Wares (0.0%)‡
Societe BIC S.A.	(338)	(46,862)

Insurance (0.5%)
Ambac Financial Group, Inc. (e)	(6,600)	(121,770)
Erie Indemnity Co. Class A	(200)	(20,478)
Greenlight Capital Re, Ltd. Class A (e)	(4,500)	(89,550)
Kinsale Capital Group, Inc.	(1,100)	(26,455)
MBIA, Inc. (e)	(16,800)	(129,360)
Sampo OYJ Class A	(1,882)	(86,295)
St James’s Place PLC	(13,491)	(156,048)
Trupanion, Inc. (e)	(2,800)	(45,332)
WMIH Corp. (e)	(5,400)	(11,340)

		(686,628)

Internet (0.7%)
Chegg, Inc. (e)	(18,500)	(123,025)
FireEye, Inc. (e)	(6,300)	(73,206)
Liberty Ventures, Class A (e)	(3,900)	(155,610)
Palo Alto Networks, Inc. (e)	(800)	(123,064)
Pandora Media, Inc. (e)	(6,000)	(67,980)
Rapid7, Inc. (e)	(3,800)	(54,454)
Symantec Corp.	(2,200)	(55,066)
TripAdvisor, Inc. (e)	(2,400)	(154,752)
Yoox Net-A-Porter Group S.p.A. (e)	(4,242)	(122,005)
zooplus A.G. (e)	(286)	(40,673)

		(969,835)

Investment Companies (0.1%)
Aker ASA Class A	(731)	(26,984)
KBC Ancora (e)	(396)	(15,024)
Leonteq A.G. (e)	(555)	(31,997)

		(74,005)

	Shares	Value
Investment Management/Advisory Services (0.3%)
Hargreaves Lansdown PLC	(7,844)	$(111,373)
Platinum Asset Management, Ltd.	(36,073)	(136,929)
VZ Holding A.G.	(32)	(9,475)
WisdomTree Investments, Inc.	(7,300)	(62,634)

		(320,411)

Iron & Steel (0.2%)
Allegheny Technologies, Inc.	(7,500)	(102,300)
thyssenkrupp A.G.	(6,350)	(147,012)

		(249,312)

Leisure Time (0.1%)
∎ Harley-Davidson, Inc.	(3,100)	(176,762)
Piaggio & C. S.p.A.	(5,150)	(8,989)

		(185,751)

Lodging (0.1%)
Accor S.A.	(567)	(21,526)
Extended Stay America, Inc.	(500)	(7,150)
NH Hotel Group S.A. (e)	(17,870)	(78,958)

		(107,634)

Machinery—Construction & Mining (0.1%)
Outotec OYJ (e)	(21,373)	(93,098)

Machinery—Diversified (0.4%)
Cognex Corp.	(3,000)	(154,800)
FLSmidth & Co. A/S	(3,392)	(123,249)
Middleby Corp. (The) (e)	(800)	(89,688)
Power Solutions International, Inc. (e)	(1,900)	(18,145)
Zardoya Otis S.A.	(1,521)	(12,840)
Zebra Technologies Corp. Class A (e)	(2,300)	(151,432)

		(550,154)

Media (0.5%)
Altice N.V. Class A (e)	(7,043)	(129,888)
Altice N.V. Class B (e)	(4,283)	(79,717)
Cairo Communication S.p.A.	(3,447)	(14,757)
Discovery Communications, Inc. Class A (e)	(600)	(15,666)
Liberty Broadband Corp. Class A (e)	(1,300)	(84,435)
Liberty Broadband Corp. Class C (e)	(1,800)	(119,970)
Promotora de Informaciones S.A. Class A (e)	(3,232)	(22,423)
Schibsted ASA Class A	(4,371)	(102,778)
Singapore Press Holdings, Ltd.	(1,400)	(3,743)
Telenet Group Holding N.V. (e)	(242)	(12,955)
Television Francaise 1	(4,859)	(44,795)

		(631,127)

Metal Fabricate & Hardware (0.2%)
Haynes International, Inc.	(200)	(6,434)
Sun Hydraulics Corp.	(2,100)	(61,803)
Valmont Industries, Inc.	(1,200)	(153,540)

		(221,777)

24	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Mining (0.9%)
Century Aluminum Co. (e)	(17,400)	$(127,194)
Compass Minerals International, Inc.	(2,200)	(158,070)
Eramet (e)	(1,824)	(85,618)
Fairmount Santrol Holdings, Inc. (e)	(1,300)	(11,167)
Ferroglobe PLC	(8,200)	(75,850)
Independence Group NL	(29,903)	(96,676)
Metals X, Ltd. (e)	(26,602)	(27,926)
Nyrstar N.V. (e)	(13,145)	(67,532)
Orocobre, Ltd. (e)	(21,030)	(61,270)
Pilbara Minerals, Ltd. (e)	(110,110)	(43,555)
Royal Gold, Inc.	(2,400)	(165,168)
Sirius Minerals PLC (e)	(164,355)	(77,451)
Syrah Resources, Ltd. (e)	(20,448)	(55,997)
Vedanta Resources PLC	(13,969)	(121,995)
Western Areas, Ltd. (e)	(26,921)	(50,583)

		(1,226,052)

Miscellaneous—Manufacturing (0.1%)
GUD Holdings, Ltd.	(543)	(3,924)
Hexpol AB	(5,969)	(49,069)
Proto Labs, Inc. (e)	(2,300)	(102,810)
Scapa Group PLC	(3,442)	(12,028)

		(167,831)

Oil & Gas (0.2%)
Aker BP ASA (e)	(918)	(14,733)
Caltex Australia, Ltd.	(1,367)	(31,956)
Clayton Williams Energy, Inc. (e)	(200)	(17,462)
Cobalt International Energy, Inc. (e)	(11,800)	(11,140)
Concho Resources, Inc. (e)	(100)	(12,694)
Continental Resources, Inc. (e)	(300)	(14,673)
Diamondback Energy, Inc. (e)	(100)	(9,129)
DNO ASA (e)	(10,154)	(8,701)
Gulfport Energy Corp. (e)	(400)	(9,644)
Hess Corp.	(200)	(9,594)
Liquefied Natural Gas, Ltd. (e)	(299)	(127)
Pantheon Resources PLC (e)	(6,402)	(7,640)
Par Pacific Holdings, Inc. (e)	(2,900)	(36,946)
Parsley Energy, Inc. Class A (e)	(300)	(9,870)
Pioneer Natural Resources Co.	(100)	(17,902)
Range Resources Corp.	(300)	(10,137)
Ring Energy, Inc. (e)	(1,100)	(10,153)
Synergy Resources Corp. (e)	(1,800)	(12,312)

		(244,813)

Oil & Gas Services (0.2%)
Amec Foster Wheeler PLC	(1,722)	(9,426)
Core Laboratories N.V.	(100)	(9,697)
Flotek Industries, Inc. (e)	(6,700)	(78,926)
Frank’s International N.V.	(1,000)	(11,250)
Fugro N.V., CVA (e)	(768)	(13,725)

	Shares	Value
Oil & Gas Services (continued)
Petroleum Geo-Services ASA (e)	(5,090)	$(13,695)
RPC, Inc. (e)	(700)	(12,089)
Saipem S.p.A (e)	(25,972)	(10,691)
Schoeller-Bleckmann Oilfield Equipment A.G.	(201)	(14,234)
Sembcorp Marine, Ltd.	(37,400)	(34,813)

		(208,546)

Packaging & Containers (0.1%)
Ball Corp.	(2,000)	(154,140)

Pharmaceuticals (1.1%)
AB Science S.A. (e)	(3,519)	(39,171)
Aclaris Therapeutics, Inc. (e)	(2,000)	(42,500)
Aerie Pharmaceuticals, Inc. (e)	(3,300)	(109,725)
Aimmune Therapeutics, Inc. (e)	(600)	(9,768)
Blackmores, Ltd.	(794)	(67,696)
Cempra, Inc. (e)	(5,900)	(106,938)
Collegium Pharmaceutical, Inc. (e)	(3,600)	(53,892)
DBV Technologies S.A. (e)	(597)	(41,261)
DexCom, Inc. (e)	(1,900)	(148,656)
Fagron (e)	(11,562)	(114,255)
Galenica A.G. Registered	(144)	(144,357)
Greencross, Ltd.	(7,848)	(41,670)
GW Pharmaceuticals PLC (e)	(6,072)	(59,085)
Intra-Cellular Therapies, Inc. (e)	(2,400)	(29,760)
MyoKardia, Inc. (e)	(2,100)	(28,245)
NantKwest, Inc. (e)	(2,400)	(14,376)
Premier, Inc. Class A (e)	(4,900)	(156,016)
Revance Therapeutics, Inc. (e)	(4,700)	(62,745)
Sirtex Medical, Ltd.	(2,180)	(46,284)
TherapeuticsMD, Inc. (e)	(19,300)	(110,782)
Vectura Group PLC (e)	(9,209)	(15,262)
Vital Therapies, Inc. (e)	(900)	(4,815)
Zealand Pharma A/S (e)	(842)	(11,681)

		(1,458,940)

Pipelines (0.0%)‡
Cheniere Energy, Inc. (e)	(300)	(11,310)

Private Equity (0.0%)‡
Allied Minds PLC (e)	(5,534)	(23,030)

Retail (1.5%)
AO World PLC (e)	(10,727)	(20,693)
At Home Group, Inc. (e)	(3,200)	(35,840)
Chipotle Mexican Grill, Inc. (e)	(400)	(144,304)
Cie Financiere Richemont S.A. Registered	(2,425)	(155,981)
Duluth Holdings, Inc. Class B (e)	(3,300)	(89,595)
Dunkin’ Brands Group, Inc.	(3,000)	(145,080)
Lumber Liquidators Holdings, Inc. (e)	(6,900)	(107,019)
Luxottica Group S.p.A	(3,438)	(171,154)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	25

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Retail (continued)
Majestic Wine PLC (e)	(418)	$(1,461)
Restoration Hardware Holdings, Inc. (e)	(4,100)	(118,777)
Sears Holdings Corp. (e)	(11,700)	(129,987)
Shake Shack, Inc. Class A (e)	(2,800)	(89,292)
Sports Direct International PLC (e)	(36,103)	(122,274)
Sportsman’s Warehouse Holdings, Inc. (e)	(5,000)	(46,000)
Tiffany & Co.	(2,100)	(154,182)
Tile Shop Holdings, Inc. (e)	(4,900)	(83,055)
Wingstop, Inc.	(4,700)	(125,772)
Zalando S.E. (a)(e)	(3,739)	(164,138)

		(1,904,604)

Semiconductors (0.3%)
ams A.G.	(2,824)	(79,194)
∎ IPG Photonics Corp. (e)	(1,900)	(184,319)
Manz A.G. (e)	(211)	(7,693)
Nanoco Group PLC (e)	(19,242)	(11,364)
Nordic Semiconductor ASA (e)	(16,355)	(65,322)

		(347,892)

Software (1.1%)
Atlassian Corp. PLC Class A (e)	(2,000)	(53,720)
Black Knight Financial Services, Inc. Class A (e)	(3,800)	(149,530)
Castlight Health, Inc. Class B (e)	(11,500)	(50,025)
Hortonworks, Inc. (e)	(14,900)	(113,836)
Inovalon Holdings, Inc. Class A (e)	(9,000)	(122,400)
Instructure, Inc. (e)	(1,600)	(40,720)
NantHealth, Inc. (e)	(1,100)	(14,443)
NetSuite, Inc. (e)	(1,400)	(130,368)
Opera Software ASA (e)	(2,348)	(16,554)
pdvWireless, Inc. (e)	(1,000)	(23,600)
ServiceNow, Inc. (e)	(2,000)	(175,820)
Splunk, Inc. (e)	(2,600)	(156,494)
TomTom N.V. (e)	(13,708)	(110,843)
Twilio, Inc. Class A (e)	(500)	(17,060)
Tyler Technologies, Inc. (e)	(900)	(144,360)
Workday, Inc. Class A (e)	(1,800)	(156,024)

		(1,475,797)

Telecommunications (0.8%)
Ascom Holding A.G. Registered	(94)	(1,610)
Drillisch A.G.	(394)	(17,993)
Ei Towers S.p.A. (e)	(238)	(11,234)
Euskaltel S.A. (a)(e)	(12,090)	(121,835)
Frontier Communications Corp.	(37,500)	(150,750)
Globalstar, Inc. (e)	(101,950)	(94,365)
Infrastrutture Wireless Italiane S.p.A (a)	(2,168)	(10,257)
Loral Space & Communications, Inc. (e)	(1,900)	(73,720)
Shenandoah Telecommunications Co.	(5,000)	(132,000)
Telecom Plus PLC	(4,755)	(68,910)

	Shares	Value
Telecommunications (continued)
TPG Telecom, Ltd.	(26,010)	$(149,581)
Vocus Communications, Ltd.	(36,589)	(158,928)

		(991,183)

Transportation (0.3%)
Atlas Air Worldwide Holdings, Inc. (e)	(2,200)	(92,070)
CAI International, Inc. (e)	(1,100)	(8,371)
D/S Norden A/S (e)	(2,914)	(41,479)
GasLog, Ltd.	(900)	(13,815)
Golar LNG, Ltd.	(600)	(13,134)
Golden Ocean Group, Ltd. (e)	(1,720)	(6,261)
Groupe Eurotunnel S.E. Registered	(16,407)	(153,650)
Teekay Corp.	(1,700)	(11,101)
Teekay Tankers, Ltd. Class A	(3,800)	(8,094)
XPO Logistics, Inc. (e)	(2,700)	(88,911)

		(436,886)

Trucking & Leasing (0.1%)
Textainer Group Holdings, Ltd.	(10,400)	(79,040)

Total Common Stocks Sold Short (Proceeds $24,446,856)	(18.2)%	(23,804,567)

Exchange-Traded Funds Sold Short (2.6%) (i)
◾ SPDR S&P 500 ETF Trust	(2,800)	(595,140)
◾ United States Oil Fund, L.P. (e)	(263,200)	(2,771,496)

Total Exchange-Traded Funds Sold Short (Proceeds $3,149,363)	(2.6)%	(3,366,636)

	Number of Rights
Rights Sold Short (0.0%)‡
Engineering & Construction (0.0%)‡
Ferrovial S.A., Expires 11/18/16 (e)	(3,391)	(1,452)

Total Rights Sold Short (Proceeds $1,520)	0.0%	(1,452)

Total Investments Sold Short (Proceeds $27,597,739) (j)	(20.8)%	(27,172,655)

Total Investments, Net of Investments Sold Short (Cost $113,475,303)	87.6	114,624,250
Other Assets, Less Liabilities	12.4	16,163,713
Net Assets	100.0%	$130,787,963

26	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(c)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(O)).

(e)	Non-income producing security.

(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2016, the total market value of this security was $0, which represented less than one-tenth of a percent of the Fund’s net assets.
(g)	Interest rate shown represents yield to maturity.

(h)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for swap contracts. (See Note 2(J))

(i)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(j)	As of October 31, 2016, cash in the amount of $14,835,428 was on deposit with brokers for short sale transactions.

(k)	As of October 31, 2016, cost was $142,255,808 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$2,743,813
Gross unrealized depreciation	(3,202,716)

Net unrealized depreciation	$(458,903)

As of October 31, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/16/16	Societe Generale	EUR	1,551,016	$1,750,000	$(44,030)
Euro vs. U.S. Dollar	11/30/16	Societe Generale		12,678	13,908	24

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	12/16/16	Societe Generale	CAD	515,000	390,573	6,489
Euro vs. U.S. Dollar	12/16/16	Societe Generale	EUR	3,353,329	3,777,234	88,891
Euro vs. U.S. Dollar	11/30/16	Societe Generale		9,121,954	9,966,106	(58,753)
Pound Sterling vs. U.S. Dollar	11/30/16	Societe Generale	GBP	538,900	657,841	(2,130)
Swedish Krona vs. U.S. Dollar	12/16/16	Societe Generale	SEK	7,100,000	839,153	51,360
Swiss Franc vs. U.S. Dollar	12/16/16	Societe Generale	CHF	200,000	206,519	3,903
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$45,754

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro-Bobl	(10)	December 2016	$(1,439,261)	$6,240
Euro-Bund	(1)	December 2016	(178,022)	3,342

			$(1,617,283)	$9,582

Written Option on Futures Contracts1

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Premium (Received)	Market Value
Put-Euro-Bund	Citibank N.A.	$160.00	11/25/2016	$(1,000,000)	$(2,839)	$(3,074)

1.	As of October 31, 2016, cash in the amount of $28,150 was on deposit with a broker for futures and options on futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	27

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

As of October 31, 2016, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$6,840,000	USD	6/23/2017	Fixed 0.878%	3-Month USD-LIBOR	$—	$3,357	$3,357
2,340,000	USD	1/22/2018	Fixed 0.870%	3-Month USD-LIBOR	—	4,266	4,266
900,000	USD	2/25/2018	Fixed 0.800%	3-Month USD-LIBOR	—	2,681	2,681
1,660,000	USD	6/23/2025	3-Month USD-LIBOR	Fixed 2.366%	—	103,124	103,124
165,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.836%	—	2,729	2,729
					$—	$116,157	$116,157

As of October 31, 2016, the Fund held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 23	6/20/2020	Buy	EUR 2,000	(5.00)%	$(137,718)	$(183,115)	$(45,397)
Markit iTraxx Europe Crossover Series 23	6/20/2020	Sell	2,000	5.00%	131,105	183,115	52,010
Markit iTraxx Europe Crossover Series 24	12/20/2020	Buy	2,850	(5.00)%	(159,640)	(255,388)	(95,748)
Markit iTraxx Europe Crossover Series 24	12/20/2020	Sell	2,850	5.00%	187,656	255,388	67,732
Markit iTraxx Europe Crossover Series 25	6/20/2021	Buy	2,000	(5.00)%	(189,803)	(169,777)	20,026
Markit iTraxx Europe Crossover Series 25	6/20/2021	Sell	2,000	5.00%	161,559	169,777	8,218
Markit iTraxx Europe Crossover Series 25	6/20/2021	Buy	1,000	(5.00)%	(82,054)	(84,888)	(2,834)
Markit iTraxx Europe Crossover Series 25	6/20/2021	Sell	1,000	5.00%	59,442	84,888	25,446
Markit iTraxx Europe Crossover Series 25	6/20/2021	Buy	500	(5.00)%	(39,385)	(42,444)	(3,059)
Markit iTraxx Europe Crossover Series 25	6/20/2021	Sell	500	5.00%	22,088	42,444	20,356
Markit iTraxx Europe Crossover Series 25	6/20/2021	Buy	700	(5.00)%	(48,279)	(59,422)	(11,143)
Markit iTraxx Europe Crossover Series 25	6/20/2021	Sell	700	5.00%	35,232	59,422	24,190
Markit iTraxx Europe Crossover Series 25	6/20/2021	Buy	750	(5.00)%	(64,313)	(63,666)	647
Markit iTraxx Europe Crossover Series 25	6/20/2021	Sell	750	5.00%	62,754	63,666	912
Markit iTraxx Europe Crossover Series 26	12/20/2021	Buy	2,500	(5.00)%	(205,074)	(211,949)	(6,875)
Markit iTraxx Europe Senior Financials Series 24	12/20/2020	Buy	700	(1.00)%	777	(5,511)	(6,288)
Markit iTraxx Europe Senior Financials Series 24	12/20/2020	Sell	700	1.00%	6,415	5,511	(904)
Markit iTraxx Europe Senior Financials Series 25	6/20/2021	Buy	700	(1.00)%	(4,103)	(3,499)	604
Markit iTraxx Europe Senior Financials Series 25	6/20/2021	Sell	700	1.00%	2,170	3,499	1,329
Markit iTraxx Europe Senior Financials Series 26	12/20/2021	Buy	700	(1.00)%	442	(1,112)	(1,554)
Markit CDX North American High Yield Series 26	12/20/2021	Sell	$ 5,710	5.00%	216,033	195,726	(20,307)
Markit CDX North American Investment Grade Series 26	12/20/2021	Sell	5,170	1.00%	58,913	54,357	(4,556)
					$14,217	$37,022	$22,805

28	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

As of October 31, 2016, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	6/20/2021	Buy	EUR 150	(1.00)%	$(3,592)	$(3,450)	$142
E.ON International Finance B.V. 6.375%, 5/29/17	BNP Paribas S.A.	6/20/2021	Buy	125	(1.00)%	441	(2,266)	(2,707)
Electricite de France S.A. 5.625%, 2/21/33	BNP Paribas S.A.	12/20/2021	Buy	350	(1.00)%	(3,471)	(4,545)	(1,074)
Fortum Oyj 6.00%, 3/20/19	BNP Paribas S.A.	6/20/2021	Buy	150	(1.00)%	(850)	(2,746)	(1,896)
Orange S.A. 5.625%, 5/22/18	BNP Paribas S.A.	6/20/2021	Buy	250	(1.00)%	(3,896)	(6,173)	(2,277)
Total Capital S.A. 4.875%, 1/28/19	BNP Paribas S.A.	6/20/2021	Buy	200	(1.00)%	(3,661)	(5,577)	(1,916)
						$(15,029)	$(24,757)	$(9,728)

1.	As of October 31, 2016, cash in the amount of $53,314 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2016.

Total Return Swap Contracts

Open OTC total return equity swap contracts as of October 31, 2016 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Fund	Termination Date(s)	Notional Amount Long/(Short) (000)*	Unrealized Appreciation

UBS AG	Abbott Laboratories	Overnight Bank Funding Rate minus 0.40%	3/1/2025	$(114)	$6,632
Citibank N.A.	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA minus 0.35%	3/1/2025	(115)	4,181
UBS AG	AstraZeneca PLC	1 Month LIBOR BBA minus 0.40%	3/1/2025	(41)	4,907
UBS AG	Buzzi Unicem S.p.A.	1 Month LIBOR BBA minus 0.45%	3/1/2025	(66)	1,511
Morgan Stanley Capital Services LLC	Cairo Communication S.p.A.	Euro OverNight Index Average plus 0.55%	3/1/2025	189	21,143
UBS AG	Cepheid, Inc.	1 Month LIBOR BBA plus 0.35%	3/1/2025	103	546
UBS AG	Danieli & C Officine Meccaniche S.p.A.	1 Month LIBOR BBA minus 0.45%	3/1/2025	(35)	558
Citibank N.A.	Henkel AG & Co. KGaA	1 Month LIBOR BBA minus 0.40%	3/1/2025	(147)	5,365
Citibank N.A.	iShares Nasdaq Biotechnology ETF	1 Month LIBOR BBA minus 1.40%	3/1/2025	(46)	5,831
Morgan Stanley Capital Services LLC	J Sainsbury PLC	Sterling OverNight Index Average plus 0.55%	3/1/2025	99	2,803

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	29

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Fund	Termination Date(s)	Notional Amount Long/(Short) (000)*	Unrealized Appreciation
UBS AG	Marriott International, Inc.	1 Month LIBOR BBA plus 0.35%	3/1/2025	$332	$6,150
UBS AG	Merck KGaA	1 Month LIBOR BBA minus 0.45%	3/1/2025	(55)	1,438
Morgan Stanley Capital Services LLC	Reynolds American, Inc.	US Federal Funds Rate plus 0.45%	3/1/2025	88	375
UBS AG	Staples, Inc.	Overnight Bank Funding Rate minus 0.40%	3/1/2025	(37)	5,272
Citibank N.A.	Swatch Group A.G.	1 Month LIBOR BBA plus 0.40%	3/1/2025	75	4,511
UBS AG	Telecom Italia S.p.A.	1 Month LIBOR BBA plus 0.40%	3/1/2025	18	1,346
UBS AG	Vinci S.A.	1 Month LIBOR BBA minus 0.45%	3/1/2025	(47)	1,626
				$201	$74,195

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Fund	Termination Date(s)	Notional Amount Long/(Short) (000)*	Unrealized Depreciation
Morgan Stanley Capital Services LLC	Carmike Cinemas, Inc.	US Federal Funds Rate plus 0.45%	3/1/2025	$170	$(2,140)
Citibank N.A.	CNH Industrial N.V.	1 Month LIBOR BBA minus 0.40%	3/1/2025	(16)	(1,644)
Morgan Stanley Capital Services LLC	Coty, Inc.	US Federal Funds Rate plus 0.45%	3/1/2025	25	(874)
Morgan Stanley Capital Services LLC	Depomed, Inc.	US Federal Funds Rate plus 0.45%	3/1/2025	158	(25,526)
UBS AG	Entertainment One, Ltd.	1 Month LIBOR BBA plus 0.40%	3/1/2025	83	(303)
Citibank N.A.	Ferrari N.V.	1 Month LIBOR BBA minus 0.40%	3/1/2025	(9)	(310)
Citibank N.A.	Fiat Chrysler Automobiles N.V.	1 Month LIBOR BBA minus 0.40%	3/1/2025	(51)	(10,972)
UBS AG	FMC Technologies, Inc.	Overnight Bank Funding Rate minus 0.40%	3/1/2025	(113)	(7,563)
UBS AG	Gamesa Corp Tecnologica S.A.	1 Month LIBOR BBA plus 0.40%	3/1/2025	181	(2,730)
Morgan Stanley Capital Services LLC	Groupe Fnac S.A.	Euro OverNight Index Average plus 0.55%	3/1/2025	282	(16,282)
Morgan Stanley Capital Services LLC	Haldex AB	1 Month LIBOR BBA plus 0.45%	3/1/2025	630	(2,078)
UBS AG	Lagardere S.C.A.	1 Month LIBOR BBA minus 0.45%	3/1/2025	(85)	(2,328)
UBS AG	London Stock Exchange Group PLC	1 Month LIBOR BBA plus 0.40%	3/1/2025	73	(2,211)
UBS AG	Orange S.A.	1 Month LIBOR BBA minus 0.45%	3/1/2025	(85)	(3,534)
Morgan Stanley Capital Services LLC	Shire PLC	Sterling OverNight Index Average plus 0.55%	3/1/2025	115	(15,094)
UBS AG	St Jude Medical, Inc.	1 Month LIBOR BBA plus 0.35%	3/1/2025	260	(10,647)
Citibank N.A.	Swatch Group A.G.	1 Month LIBOR BBA minus 0.40%	3/1/2025	(77)	(6,597)
UBS AG	Telecom Italia S.p.A.	1 Month LIBOR BBA minus 1.00%	3/1/2025	(14)	(1,150)
Morgan Stanley Capital Services LLC	Twitter, Inc.	US Federal Funds Rate plus 0.45%	3/1/2025	39	(18,163)
Morgan Stanley Capital Services LLC	Ubisoft Entertainment S.A.	Euro OverNight Index Average plus 0.55%	3/1/2025	184	(24,876)
				$1,750	$(155,022)

30	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Open OTC total return basket swap contracts as of October 31, 2016 were as follows:

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation / (Depreciation)
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index**	0.60%	5/31/2017	$1,827	$(1)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index**	1.50%	5/31/2017	2,299	(16)
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index**	0.60%	5/31/2017	2,990	499
Credit Suisse	Credit Suisse Dividend Alpha ER Index	0.25%	5/31/2017	1,886	385
Credit Suisse	Credit Suisse GAINS 01E Long/Short Excess Return Index**	1.25%	5/31/2017	1,820	13
JPMorgan Chase Bank	JPMorgan JMAB125E Index	0.00%	10/31/2017	1,325	—
Societe Generale	SGI BOSS 3% Index	0.60%	6/5/2017	2,609	(5)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index**	0.60%	6/5/2017	2,637	—
Societe Generale	SGI US Gravity Index	0.60%	6/5/2017	1,031	(5)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index	0.00%	6/5/2017	2,327	—
				$20,751	$870

Open OTC Candriam proprietary total return swap contracts as of October 31, 2016 were as follows:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation / (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index**	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”). The swap provides exposure to the total returns of the Candriam Alternative Return Systemat program, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $23,373,043)***	$(241,151)
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $7,571,020)****	(16,362)
Societe Generale Newedge UK Limited	Candriam Global Opportunities Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Opportunities strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $7,333,048)****	(21,768)
			$(279,281)

The summaries below provide a breakdown of the derivative contracts comprising the index components of the above Candriam proprietary total return swaps as of October 31, 2016:

Candriam IG Diversified Futures Index

Description	Sector	Notional Amount (000)*
3-Month Sterling Mar19	Financials	$(1,888)
Aluminum LME Dec16	Metals	(95,386)
Aluminum LME Dec16	Metals	110,901
Australian Dollar CME Dec16	Foreign Currency	11,008
Brent Crude Jan17	Energy	(3,403)
British Pound CME Dec16	Foreign Currency	(12,867)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	31

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

Description	Sector	Notional Amount (000)*
CAC Index Nov16	Equity Index	$4,353
Canadian Dollar CME Dec16	Foreign Currency	(16,023)
CFE VIX Nov16	Equity Index	(2,911)
Corn Dec16	Agricultural	3,601
Cotton Dec16	Agricultural	6,404
Crude Oil Dec16	Energy	5,623
DAX Index Dec16	Equity Index	3,809
E-mini Nasdaq Dec16	Equity Index	13,047
E-mini Russell Dec16	Equity Index	1,549
E-mini S&P Dec16	Equity Index	22,896
EUR/USD CME Dec16	Foreign Currency	(25,819)
Euro BTP Futures Dec16	Financials	(357)
Euro Bund Dec16	Financials	(329)
Euro Bund Dec16	Financials	(27,439)
Euro Dollars Jun19	Foreign Currency	(4,050)
Euro Oat Futures Dec16	Agricultural	(331)
Euro Stoxx50 Dec16	Equity Index	2,044
FTSE Index Dec16	Equity Index	12,722
Gasoline Blendstock Dec16	Energy	(1,908)
Gold CMX Dec16	Metals	12,986
Hang Seng Index Nov16	Equity Index	4,578
High Grade Copper Dec16	Metals	10,584
Japan Govt Bond Tiffe Dec16	Financials	(2,098)
Japanese Yen CME Dec16	Foreign Currency	7,398
Live Cattle Dec16	Agricultural	(10,209)
Mexican Peso CME Dec16	Foreign Currency	(13,763)
Mini Dow Dec16	Equity Index	9,302
Natural Gas Dec16	Energy	(10,137)
New Zealand Dollar CME Dec16	Foreign Currency	12,485
Nikkei Index Dec16	Equity Index	(6,731)
SFE SPI 200 Dec16	Equity Index	2,716
Silver Dec16	Metals	8,008
South African Rand CME Dec16	Foreign Currency	6,865
Soybeans Jan17	Agricultural	8,549
Sugar Mar17	Agricultural	5,073
Topix Index Dec16	Equity Index	4,124
U.S. 5 Year Note Dec16	Financials	(482)
U.S. 10 Year Notes Dec16	Financials	(347)
U.S. Treasury Bond Dec16	Financials	(187)
Wheat Dec16	Agricultural	(6,306)
Zinc LME Dec16	Metals	(27,530)
Zinc LME Dec16	Metals	46,518

32	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Candriam Global Alpha Index

Description	Sector	Notional Amount (000)*
2 Year Midcurve Dec16	Financials	$0 ‡
2 Year Midcurve Mar17	Financials	(1)
2 Year Midcurve Mar17	Financials	0 ‡
Australian Dollar CME Dec16	Foreign Currency	(24)
Australian Dollar CME Dec16	Foreign Currency	(29)
British Pound CME Dec16	Foreign Currency	(6)
British Pound CME Dec16	Foreign Currency	(5)
British Pound CME Dec16	Foreign Currency	(186)
British Pound CME Dec16	Foreign Currency	(306)
British Pound CME Mar17	Foreign Currency	(52)
British Pound CME Mar17	Foreign Currency	(70)
Canadian Dollar CME Dec16	Foreign Currency	1,416
CFE VIX Nov16	Equity Index	2,394
DAX Index Dec16	Equity Index	(102)
E-mini S&P Dec16	Equity Index	(1,802)
EUR/USD CME Dec16	Foreign Currency	4,532
EUR/USD CME Dec16	Foreign Currency	(57)
EUR/USD CME Dec16	Foreign Currency	60
Euro Bobl Dec16	Financials	(22)
Euro Bobl Dec16	Financials	0 ‡
Euro Bobl Jan17	Financials	(1)
Euro Bobl Jan17	Financials	(1)
Euro Bund Dec16	Financials	(53)
Euro Bund Dec16	Financials	0 ‡
Euro STOXX 50 Dec16	Equity Index	380
Euro STOXX 50 Dec16	Equity Index	194
Euro STOXX 50 Dec16	Equity Index	(51)
Euro STOXX 50 Dec16	Equity Index	(2,178)
Euro STOXX 50 Nov16	Equity Index	(41)
Euro STOXX 50 Nov16	Equity Index	(61)
Euro STOXX Banks Dec16	Equity Index	(3)
Euro STOXX Banks Dec16	Equity Index	(54)
Euro STOXX Banks Jan17	Equity Index	(82)
FTSE MIB Index Nov16	Equity Index	(81)
Japanese Yen CME Dec16	Foreign Currency	(2,625)
Japanese Yen CME Dec16	Foreign Currency	(22)
Japanese Yen CME Dec16	Foreign Currency	(22)
Japanese Yen CME Nov16	Foreign Currency	(1)
Japanese Yen CME Nov16	Foreign Currency	(1)
Mexican Peso CME Dec16	Foreign Currency	1,553
OMX Stockholm 30 Index Nov16	Equity Index	(66)
OMX Stockholm 30 Index Nov16	Equity Index	(21)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	33

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

Description	Sector	Notional Amount (000)*
Russell 2000 Dec16	Equity Index	$(271)
S&P 500 Index Nov16	Equity Index	59
S&P 500 Index Nov16	Equity Index	(21)
South African Rand CME Dec16	Foreign Currency	(2,056)
STOXX Europe 600 Banks Dec16	Equity Index	(54)
STOXX Europe 600 Banks Dec16	Equity Index	(114)
STOXX Europe 600 Dec16	Equity Index	(87)
STOXX Europe 600 Dec16	Equity Index	(52)
STOXX Europe 600 Dec16	Equity Index	72
STOXX Europe 600 Dec16	Equity Index	2,424
STOXX Europe 600 Dec16	Equity Index	(183)
STOXX Europe 600 Health Care Dec16	Equity Index	71
STOXX Europe 600 Health Care Dec16	Equity Index	(24)
U.S. 5 Year Note Dec16	Financials	(16)
U.S. 5 Year Note Jan17	Financials	(1)
U.S. 5 Year Note Jan17	Financials	0 ‡
U.S. 10 Year Notes Dec16	Financials	64
VSTOXX Dec16	Equity Index	126
VSTOXX Dec16	Equity Index	(96)
VSTOXX Jan17	Equity Index	161
VSTOXX Jan17	Equity Index	(81)

Candriam Global Opportunities Index

Description	Sector	Notional Amount (000)*
2 Year Midcurve Dec16	Financials	$(23)
2 Year Midcurve Dec16	Financials	4
2 Year Midcurve Dec16	Financials	0 ‡
2 Year Midcurve Dec16	Financials	(52)
2 Year Midcurve Nov16	Financials	0 ‡
2 Year Midcurve Nov16	Financials	(1)
British Pound CME Dec16	Foreign Currency	1,991
E-mini Nasdaq Dec16	Equity Index	2,878
E-mini Russell Dec16	Equity Index	(5,003)
E-mini S&P Dec16	Equity Index	(2,862)
EUR/USD CME Dec16	Foreign Currency	(1,283)
Euro STOXX 50 Dec16	Equity Index	86
Euro STOXX 50 Dec16	Equity Index	(9)
Euro STOXX 50 Dec16	Equity Index	4,726
Euro STOXX Banks Dec16	Equity Index	2,237
Euro STOXX Banks Dec16	Equity Index	59
Euro STOXX Banks Dec16	Equity Index	(6)
Euro STOXX Banks Dec16	Equity Index	(3)
IBEX 35 Index Dec16	Equity Index	119

34	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Notional Amount (000)*
IBEX 35 Index Dec16	Equity Index	$(58)
IBEX 35 Index Dec16	Equity Index	(9)
IBEX 35 Index Nov16	Equity Index	1,202
Japanese Yen CME Dec16	Foreign Currency	(13,125)
Japanese Yen CME Nov16	Foreign Currency	(115)
Nikkei Index Dec16	Equity Index	3,235
South African Rand CME Dec16	Foreign Currency	(955)
Topix Index Dec16	Equity Index	1,596
U.S. 5 Year Notes Dec16	Financials	(126)
U.S. 5 Year Notes Dec16	Financials	0 ‡
U.S. 10 Year Notes Dec16	Financials	(445)
U.S. 10 Year Notes Dec16	Financials	(3)

1.	As of October 31, 2016, cash in the amount of $500,071 was on deposit with brokers for total return equity swap contracts.

*	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

**	The total return swap is held in the MainStay Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay Absolute Return Multi-Strategy Fund.

***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on June 24, 2015 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

‡	Amount represents less than $500.

The following abbreviations are used in the preceding pages:

BAM—Build America Mutual Assurance Co.

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAC—Cotation Assiste´e en Continu (French stock market index)

CAD—Canadian Dollar

CFE—CBOE Futures Exchange

CHF—Swiss Franc

CME—Chicago Mercantile Exchange

DAX—Deutscher Aktienindex Index (German stock market index)

ETF—Exchange-Traded Fund

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound Sterling

IBEX—Spanish Exchange Index

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MIB—Milano Italia Borsa (Italian national stock exchange)

SEK—Swedish Krona

SFE SPI—Sydney Futures Exchange Share Price Index

SPDR—Standard & Poor’s Depositary Receipt

VIX—CBOE Volatility Index

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	35

Consolidated Portfolio of Investments October 31, 2016 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$11,588,625	$—	$11,588,625
Foreign Bonds	—	8,477,380	—	8,477,380
U.S. Government	—	2,555,263	—	2,555,263

Total Long-Term Bonds	—	22,621,268	—	22,621,268

Common Stocks	36,692,341	—	—	36,692,341
Rights (b)	—	—	0	0
Purchased Options	15,149	—	—	15,149
Short-Term Investments
Repurchase Agreements	—	64,344,284	—	64,344,284
U.S. Government	—	18,123,863	—	18,123,863

Total Short-Term Investments	—	82,468,147	—	82,468,147

Total Investments in Securities	36,707,490	105,089,415	0	141,796,905

Other Financial Instruments
Credit Default Swap Contracts (c)	—	221,612	—	221,612
Foreign Currency Forward Contracts (c)	—	150,667	—	150,667
Futures Contracts Short (c)	9,582	—	—	9,582
Interest Rate Swap Contracts (c)	—	116,157	—	116,157
Total Return Basket Swap Contracts (c)	—	897	—	897
Total Return Equity Swap Contracts (c)	—	74,195	—	74,195

Total Other Financial Instruments	9,582	563,528	—	573,110

Total Investments in Securities and Other Financial Instruments	$36,717,072	$105,652,943	$0	$142,370,015

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(23,804,567)	$—	$—	$(23,804,567)
Exchange-Traded Funds Sold Short	(3,366,636)	—	—	(3,366,636)
Rights Sold Short	(1,452)	—	—	(1,452)

Total Investments in Securities Sold Short	(27,172,655)	—	—	(27,172,655)

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (c)	—	(279,281)	—	(279,281)
Credit Default Swap Contracts (c)	—	(208,535)	—	(208,535)
Foreign Currency Forward Contracts (c)	—	(104,913)	—	(104,913)
Total Return Basket Swap Contracts (c)	—	(27)	—	(27)
Total Return Equity Swap Contracts (c)	—	(155,022)	—	(155,022)
Written Options	(3,074)	—	—	(3,074)

Total Other Financial Instruments	(3,074)	(747,778)	—	(750,852)

Total Investments in Securities Sold Short and Other Financial Instruments	$(27,175,729)	$(747,778)	$—	$(27,923,507)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $0 is held in Finance—Other Services within the Rights section of the Consolidated Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

36	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of October 31, 2016 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $76,728,758)	$77,452,621
Repurchase agreements, at value (identified cost $64,344,284)	64,344,284
Cash collateral on deposit at broker	15,416,963
Cash denominated in foreign currencies (identified cost $505,828)	510,720
Cash	17,594
Receivables:
Investment securities sold	499,147
Dividends and interest	354,063
Variation margin on futures contracts	210,270
Fund shares sold	62,736
Other assets	22,919
Unrealized appreciation on OTC swap contracts	75,234
Unrealized appreciation on foreign currency forward contracts	150,667
Variation margin on centrally cleared swaps	598,924

Total assets	159,716,142

Liabilities
Investments sold short (proceeds $27,597,739)	27,172,655
Written options, at value (premiums received $2,839)	3,074
Payables:
Investment securities purchased	850,085
Professional fees	85,796
Custodian	72,950
Broker fees and charges on short sales	55,780
Manager (See Note 3)	51,558
Fund shares redeemed	26,338
Dividends on investments sold short	22,446
Premiums received for OTC swap contracts	15,029
Shareholder communication	9,279
Transfer agent (See Note 3)	7,239
NYLIFE Distributors (See Note 3)	1,764
Trustees	79
Accrued expenses	4,952
Interest expense and fees payable	42
Unrealized depreciation on OTC swap contracts	444,200
Unrealized depreciation on foreign currency forward contracts	104,913

Total liabilities	28,928,179

Net assets	$130,787,963

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,069
Additional paid-in capital	132,267,091

132,280,160
Net investment income (loss)	(1,407,675)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(1,059,584)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	503,206
Net unrealized appreciation (depreciation) on investments sold short	425,084
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	46,772

Net assets	$130,787,963

Class A
Net assets applicable to outstanding shares	$4,436,421

Shares of beneficial interest outstanding	444,091

Net asset value per share outstanding	$9.99
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.57

Investor Class
Net assets applicable to outstanding shares	$1,170,419

Shares of beneficial interest outstanding	117,572

Net asset value per share outstanding	$9.96
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.54

Class C
Net assets applicable to outstanding shares	$724,875

Shares of beneficial interest outstanding	73,632

Net asset value and offering price per share outstanding	$9.84

Class I
Net assets applicable to outstanding shares	$124,456,248

Shares of beneficial interest outstanding	12,433,625

Net asset value and offering price per share outstanding	$10.01

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	37

Consolidated Statement of Operations

for the six months ended October 31, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$560,063
Dividends (a)	371,182

Total income	931,245

Expenses
Manager (See Note 3)	859,976
Custodian	423,000
Broker fees and charges on short sales	318,380
Dividends and interest on investments sold short	214,467
Professional fees	98,007
Registration	26,691
Transfer agent (See Note 3)	17,675
Shareholder communication	14,928
Distribution/Service—Class A (See Note 3)	5,381
Distribution/Service—Investor Class (See Note 3)	1,264
Distribution/Service—Class C (See Note 3)	2,708
Trustees	1,826
Interest expense	1,547
Miscellaneous	6,174

Total expenses before waiver/reimbursement	1,992,024
Expense waiver/reimbursement from Manager (See Note 3)	(491,677)
Reimbursement from custodian (b)	(1,766)

Net expenses	1,498,581

Net investment income (loss)	(567,336)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,495,235
Investments sold short	(924,708)
Futures transactions	(49,048)
Written option transactions	3,136
Swap transactions	1,113,896
Foreign currency transactions	537,952

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	2,176,463

Net change in unrealized appreciation (depreciation) on:
Investments	(919,055)
Investments sold short	605,136
Futures contracts	(19,182)
Swap contracts	(770,703)
Written option contracts	(235)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	266,138

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	(837,901)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written options and foreign currency transactions	1,338,562

Net increase (decrease) in net assets resulting from operations	$771,226

(a)	Dividends recorded net of foreign withholdings taxes in the amount of $9,971.
(b)	Reimbursement from custodian represents a refund for overbilling of prior period’s custody out-of-pocket fees.

38	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

for the periods ended October 31, 2016 and June 18, 2015 (inception date) through April 30, 2016

	2016	2016 (a)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(567,336)	$(693,814)
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	2,176,463	(1,577,868)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	(837,901)	1,812,963

Net increase (decrease) in net assets resulting from operations	771,226	(458,719)

Distributions to shareholders:
From net realized gain on investments:
Class A	—	(3,314)
Investor Class	—	(162)
Class C	—	(236)
Class I	—	(306,293)

Total distributions to shareholders	—	(310,005)

Capital share transactions:
Net proceeds from sale of shares	21,442,999	176,915,339
Net asset value of shares issued to shareholders in reinvestment of distributions	—	310,005
Cost of shares redeemed	(1,223,700)	(66,659,182)

Increase (decrease) in net assets derived from capital share transactions	20,219,299	110,566,162

Net increase (decrease) in net assets	20,990,525	109,797,438

Net Assets
Beginning of period	109,797,438	—

End of period	$130,787,963	$109,797,438

Net investment loss at end of period	$(1,407,675)	$(840,339)

(a)	The inception date of the Fund was June 18, 2015.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	39

Consolidated Financial Highlights selected per share data and ratios

Class A	Six months ended October 31, 2016*	June 18, 2015** through April 30, 2016
Net asset value at beginning of period	$9.92	$10.00

Net investment income (loss) (a)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.05	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.08	(0.02)

Total from investment operations	0.07	(0.05)

Less distributions:
From net realized gain on investments	—	(0.03)

Net asset value at end of period	$9.99	$9.92

Total investment return (b)(c)(d)	0.71%	(0.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(1.15%)	(0.97%)
Net expenses (excluding short sale expenses)††	1.80%	1.80%
Expenses (before waiver/reimbursement)††	3.47%	3.64%
Short sale expenses††	0.87%	0.88%
Portfolio turnover rate (e)	88%	164%
Net assets at end of period (in 000’s)	$4,436	$3,638

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principals.
(e)	Portfolio turnover rate is not annualized.

Investor Class	Six months ended October 31, 2016*	June 18, 2015** through April 30, 2016
Net asset value at beginning of period	$9.90	$10.00

Net investment income (loss) (a)	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments	0.05	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.08	(0.02)

Total from investment operations	0.06	(0.07)

Less distributions:
From net realized gain on investments	—	(0.03)

Net asset value at end of period	$9.96	$9.90

Total investment return (b)(c)(d)	0.61%	(0.69%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(1.38%)	(1.18%)
Net expenses (excluding short sale expenses)††	2.02%	1.95%
Expenses (before waiver/reimbursement)††	3.68%	3.82%
Short sale expenses††	0.86%	0.92%
Portfolio turnover rate (e)	88%	164%
Net assets at end of period (in 000’s)	$1,170	$748

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principals.
(e)	Portfolio turnover rate is not annualized.

40	MainStay Absolute Return Multi-Strategy Fund	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Financial Highlights selected per share data and ratios

Class C	Six months ended October 31, 2016*	June 18, 2015** through April 30, 2016
Net asset value at beginning of period*	$9.83	$10.00

Net investment income (loss) (a)	(0.11)	(0.17)
Net realized and unrealized gain (loss) on investments	0.05	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.02)

Total from investment operations	0.01	(0.14)

Less distributions:
From net realized gain on investments	—	(0.03)

Net asset value at end of period	$9.84	$9.83

Total investment return (b)(c)	0.10%	(1.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(2.14%)	(1.95%)
Net expenses (excluding short sale expenses)††	2.78%	2.70%
Expenses (before waiver/reimbursement)††	4.44%	4.54%
Short sale expenses††	0.86%	0.89%
Portfolio turnover rate (d)	88%	164%
Net assets at end of period (in 000’s)	$725	$299

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Portfolio turnover rate is not annualized.

Class I	Six months ended October 31, 2016*	June 18, 2015** through April 30, 2016
Net asset value at beginning of period*	$9.93	$10.00

Net investment income (loss) (a)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	0.05	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.08	(0.02)

Total from investment operations	0.08	(0.04)

Less distributions:
From net realized gain on investments	—	(0.03)

Net asset value at end of period	$10.01	$9.93

Total investment return (b)(c)(d)	0.81%	(0.39%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.90%)	(0.78%)
Net expenses (excluding short sale expenses)††	1.55%	1.55%
Expenses (before waiver/reimbursement)††	3.22%	3.36%
Short sale expenses††	0.87%	0.85%
Portfolio turnover rate (e)	88%	164%
Net assets at end of period (in 000’s)	$124,456	$105,112

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principals.
(e)	Portfolio turnover rate is not annualized.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	41

Notes to Consolidated Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These consolidated financial statements and notes relate to the MainStay Absolute Return Multi-Strategy Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares. The inception date for all classes was June 18, 2015. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

42	MainStay Absolute Return Multi-Strategy Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Consolidated Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, securities that were fair valued in such a manner are shown in the Consolidated Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy.

Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities and shares of exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery

43

Notes to Consolidated Financial Statements (Unaudited) (continued)

basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s consolidated financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(V)) is treated as a controlled foreign corporation (“CFC”) of the Fund under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Fund is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Fund in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Fund’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Fund investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Fund) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Fund is not

44	MainStay Absolute Return Multi-Strategy Fund

able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Fund has obtained an opinion of counsel that gross income derived by the Fund from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Fund from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Fund could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended October 31, 2016, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Fund may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Fund may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Fund’s Form 1065, Schedule K-1, received from the MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Fund’s Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records its investment income on the ex-date of the distributions. For purposes of the consolidated financial statements, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Fund estimates the allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Consolidated Statement of Operations. For the six-month period ended October 31, 2016, the Fund estimated approximately 100% of the distributions received from MLPs to be from return of capital.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or

45

Notes to Consolidated Financial Statements (Unaudited) (continued)

a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Consolidated Statement of Operations.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading, in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and

46	MainStay Absolute Return Multi-Strategy Fund

performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2016, all swap positions outstanding are shown in the Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps:  An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London InterBank Offered Rate (“LIBOR”)). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps:  The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps):  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions

47

Notes to Consolidated Financial Statements (Unaudited) (continued)

to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk, and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2016, the Fund did not hold any warrants.

(N)  Options.  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

48	MainStay Absolute Return Multi-Strategy Fund

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Fund may purchase or write foreign currency options. Purchasing a foreign currency option gives the Fund the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

During the period ended October 31, 2016, the Fund engaged in the following transactions in written options:

	Notional Amount	Premium
Options Outstanding at April 30, 2016	$—	$—
Options—Written	2,000,000	15,108
Options—Bought back	(1,000,000)	(12,269)
Options—Exercised	—	—
Options Outstanding at October 31, 2016	$1,000,000	$2,839

(O)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

(P)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(Q)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(R)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Fund may invest in high-yield debt securities (commonly referred to as ‘‘junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Fund may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Fund may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except

49

Notes to Consolidated Financial Statements (Unaudited) (continued)

with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The Fund utilizes a range of derivative instruments for a variety of different purposes. Total return swaps are one form of derivative that is used. In some cases, total return swap contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, total return swap are used to gain exposure to the strategy itself, which may also use derivatives. For example, a total return swap contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Fund may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Fund than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Fund may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$—	$15,149	$15,149
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	—	9,582	9,582
Swap Contracts	Unrealized appreciation on swap contracts (b)	75,092	221,612	—	116,157	412,861
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	—	150,667	—	150,667

Total Fair Value		$75,092	$221,612	$150,667	$140,888	$588,259

50	MainStay Absolute Return Multi-Strategy Fund

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Option	Investments in written option, at value	$—	$—	$—	$(3,074)	$(3,074)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	—	(104,913)	—	(104,913)
Swap Contracts	Premiums received for OTC swap contracts	—	(15,029)	—	—	(15,029)
Swap Contracts	Unrealized depreciation on swap contracts (b)	(434,330)	(208,535)	—	—	(642,865)

Total Fair Value		$(434,330)	$(223,564)	$(104,913)	$(3,074)	$(765,881)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended October 31, 2016:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments transactions	$—	$(15,570)	$—	$21,781	$6,211
Written Option	Net realized gain (loss) on written option transactions	—	—	—	3,136	3,136
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	(49,048)	(49,048)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	—	4,843	—	4,843
Swap Contracts	Net realized gain (loss) on swap transactions	687,017	141,490	—	285,389	1,113,896

Total Realized Gain (Loss)		$687,017	$125,920	$4,843	$261,258	$1,079,038

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—	$(163)	$(163)
Written Option	Net change in unrealized appreciation (depreciation) on written option	—	—	—	(235)	(235)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	(19,182)	(19,182)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	—	277,563	—	277,563
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(695,427)	(38,560)	—	(36,716)	(770,703)

Total Change in Unrealized Appreciation (Depreciation)		$(695,427)	$(38,560)	$277,563	$(56,296)	$(512,720)

51

Notes to Consolidated Financial Statements (Unaudited) (continued)

Average Notional Amount

	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options (a)	$—	$3,000,000	$—	$2,500,000	$5,500,000
Written Options (b)	$—	$—	$—	$(1,000,000)	$(1,000,000)
Futures Contracts Short	$—	$—	$—	$(4,182,341)	$(4,182,341)
Forward Contracts Long	$—	$—	$690,615	$—	$690,615
Forward Contracts Short	$—	$—	$(13,701,708)	$—	$(13,701,708)
Swap Contracts Long	$63,833,176	$31,714,167	$—	$12,825,000	$108,372,343
Swap Contracts Short	$(4,909,544)	$—	$—	$—	$(4,909,544)

(a)	Positions were open five months during the reporting period.

(b)	Positions were open one month during the reporting period.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of October 31, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Received	Net Amount of Derivative Assets*
Citibank N.A.	$19,888	$(19,523)	$—	$365
Credit Suisse	897	(17)	—	880
Morgan Stanley Capital Services LLC	24,321	(24,321)	—	—
Societe Generale S.A.	150,809	(150,809)	—	—
UBS A.G.	29,986	(29,986)	—	—

	$225,901	$(224,656)	$—	$1,245

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of October 31, 2016.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative Assets/(Liabilities) Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities†
BNP Paribas S.A.	$9,870	$—	$—	$9,870
Citibank N.A.	19,523	(19,523)	—	—
Credit Suisse	17	(17)	—	—
Morgan Stanley Capital Services LLC	105,033	(24,321)	—	80,712
Societe Generale S.A.	384,204	(150,809)	—	233,395
UBS A.G.	30,466	(29,986)	—	480

	$549,113	$(224,656)	$—	$324,457

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(V)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Fund. The Fund and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follows the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Fund to enable the Fund to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the Fund’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives

(including total return swaps), in securities, commodities, commodity-related instruments and other investments. Except where the context otherwise requires, the term “Fund” refers to the Fund together with the Cayman Subsidiary. As of October 31, 2016, net assets of the Cayman Subsidiary were $15,341,519, representing 11.7% of the Fund’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the investment programs of the Fund and the Cayman Subsidiary are not necessarily identical. The Fund currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary

52	MainStay Absolute Return Multi-Strategy Fund

entities in the future. The Fund is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Fund will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Fund, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Fund, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(W)  Commodity Futures Trading Commission Regulation.  The Fund and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Fund and the Cayman Subsidiary. Accordingly, the Fund and the Manager will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Fund’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Fund’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Fund operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Fund and the Cayman Subsidiary, the Fund and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Fund, the Cayman Subsidiary, their investment strategies, or the Fund’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Candriam France, a registered investment adviser serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France, is responsible for the day-to-day portfolio management of a portion of the Fund and the Cayman Subsidiary.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an amended and restated Subadvisory Agreement between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of a portion of the Fund. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing, is responsible for the day-to-day portfolio management of a portion of the Fund. MacKay Shields LLC (‘‘MacKay Shields’’ or “Subadvisor,” and together with Candriam France, Cornerstone Holdings and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, is responsible for the day-to-day portfolio management of a portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.25% of the Fund’s average daily net assets.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Fund pays New York Life Investments for services provided to the Fund. New York Life Investments is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.80% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until August 31, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board of Trustees of the Fund.

During the six-month period ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $859,976 and waived its fees and/or reimbursed expenses in the amount of $491,677.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in

53

Notes to Consolidated Financial Statements (Unaudited) (continued)

conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $3,100 and $1,665, respectively. During the six-month period ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $154.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. State Street is the Cayman Subsidiary’s transfer agent pursuant to an agreement between State Street and the Cayman Subsidiary. During the six-month period ended October 31, 2016, transfer agent expenses incurred by the Fund and Cayman Subsidiary were $7,500 and $10,175, respectively.

(E)  Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Consolidated Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2016, for federal income tax purposes, capital loss carryforwards of $2,830,998 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$2,611	$220

During the period ended April 30, 2016, the tax character of distributions paid as reflected in the Consolidated Statements of Changes in Net Assets was as follows:

2016
Distributions paid from:
Ordinary Income	$310,005

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month LIBOR, whichever is higher. The Credit Agreement expires on August 2, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period

54	MainStay Absolute Return Multi-Strategy Fund

ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended October 31, 2016, purchases of U.S. government securities were $1,817. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $58,474 and $45,286, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended October 31, 2016:
Shares sold	120,801	$1,204,974
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(46,916)	(470,713)

Net increase (decrease) in shares outstanding before conversion	73,885	734,261
Shares converted into Class A (See Note 1)	10,136	100,617
Shares converted from Class A (See Note 1)	(6,726)	(67,626)

Net increase (decrease)	77,295	$767,252

Period ended April 30, 2016 (a):
Shares sold	639,554	$6,382,426
Shares issued to shareholders in reinvestment of dividends and distributions	337	3,314
Shares redeemed	(271,227)	(2,698,654)

Net increase (decrease) in shares outstanding before conversion	368,664	3,687,086
Shares converted into Class A (See Note 1)	646	6,415
Shares converted from Class A (See Note 1)	(2,514)	(24,913)

Net increase (decrease)	366,796	$3,668,588

Investor Class	Shares	Amount
Six-month period ended October 31, 2016:
Shares sold	50,309	$500,554
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(4,875)	(48,615)

Net increase (decrease) in shares outstanding before conversion	45,434	451,939
Shares converted into Investor Class (See Note 1)	6,751	67,626
Shares converted from Investor Class (See Note 1)	(10,167)	(100,617)

Net increase (decrease)	42,018	$418,948

Period ended April 30, 2016 (a):
Shares sold	75,312	$748,098
Shares issued to shareholders in reinvestment of dividends and distributions	17	162
Shares redeemed	(1,647)	(16,247)

Net increase (decrease) in shares outstanding before conversion	73,682	732,013
Shares converted into Investor Class (See Note 1)	2,519	24,913
Shares converted from Investor Class (See Note 1)	(647)	(6,415)

Net increase (decrease)	75,554	$750,511

Class C	Shares	Amount
Six-month period ended October 31, 2016:
Shares sold	47,290	$467,046
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(4,139)	(40,994)

Net increase (decrease)	43,151	$426,052

Period ended April 30, 2016 (a):
Shares sold	38,909	$383,702
Shares issued to shareholders in reinvestment of dividends and distributions	24	236
Shares redeemed	(8,452)	(83,365)

Net increase (decrease)	30,481	$300,573

Class I	Shares	Amount
Six-month period ended October 31, 2016:
Shares sold	1,910,551	$19,270,425
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(65,908)	(663,378)

Net increase (decrease)	1,844,643	$18,607,047

Period ended April 30, 2016 (a):
Shares sold	17,026,526	$169,401,113
Shares issued to shareholders in reinvestment of dividends and distributions	31,095	306,293
Shares redeemed	(6,468,639)	(63,860,916)

Net increase (decrease)	10,588,982	$105,846,490

(a)	The inception date of the Fund was June 18, 2015.

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s consolidated financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Fund as of and for the six-month period ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the consolidated financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

55

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstaylnvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

56	MainStay Absolute Return Multi-Strategy Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716477 MS316-16	MSARM10-12/16 (NYLIM) NL269

MainStay Tax Advantaged Short Term Bond Fund

Message from the President and Semiannual Report

Unaudited  |  October 31, 2016

This page intentionally left blank

Message from the President

During the six months ended October 31, 2016, the U.S. stock and bond markets were somewhat volatile but generally ended the reporting period in positive territory. When the reporting period began, the stock market was in a broad recovery as oil prices continued to rise from their low point in mid-February 2016. Crude oil prices tended to trade in a range during the reporting period, ending October not far from where they were on May 1, 2016.

In late June, the United Kingdom voted to leave the European Union in a referendum popularly known as “Brexit.” The news caused a temporary slump in stocks around the world. Although the British pound dropped in value following the vote, stocks generally recovered through the end of the reporting period. As the reporting period progressed, however, speculation about the upcoming U.S. presidential election heightened market volatility.

According to FTSE-Russell data, U.S. stocks as a whole tended to provide positive returns during the reporting period, with small-capitalization stocks generally outperforming stocks of larger companies. Value stocks outpaced growth stocks at all capitalization levels, with the largest differences among small- to mid-cap stocks.

International and emerging-market stocks were mixed. Rocked by Brexit, European stocks as a whole declined during the reporting period, while stocks in the Asia-Pacific region (with or without Japan) tended to provide positive returns. International stocks as a whole declined, while global stocks advanced. Emerging-market stocks were considerably stronger, boosted by advances in India and Latin America and prices for oil, metals, and other commodities that were closer to historical norms.

Anticipation of a possible Federal Reserve rate hike led to volatility in the bond market, but the Federal Open Market Committee chose not to raise the federal funds target rate during the reporting period. Short-term U.S. Treasury yields rose during the reporting period, and yields on U.S. Treasury securities with maturities of five years or longer declined. Overall, the U.S. bond market provided positive returns, with longer-term bonds generally outperforming shorter-term securities. High-yield bonds in general—and lower-quality credits in particular—were strong performers. Municipal bonds generally provided modest but positive total returns for the six months ended October 31, 2016.

Central banks around the world remained highly accommodative during the reporting period, particularly in light of Brexit. Shortly after the U.K. referendum, more than a third of all sovereign debt carried negative yields. As an asset class, emerging-market bonds provided mid-single-digit positive returns during the reporting period, and world bonds as a whole also provided positive returns.

At MainStay, we know that political, economic and market events may influence the performance of your Fund investments. While our portfolio managers often pay close attention to such events, their primary emphasis is seeking to invest for the long-term investment needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective Funds using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk-management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay Fund during the six months ended October 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2016

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	–2.85 0.15%	–0.13 0.88%	0.00 0.61%	1.83 2.14%	1.12 1.12%
Investor Class Shares[4]	Maximum 1% Initial Sales Charge[3]	With sales charges Excluding sales charges	–3.03 –0.03	–0.45 0.55	–0.36 0.25	1.53 1.84	1.48 1.48
Class I Shares	No Sales Charge		0.28	1.14	0.87	2.40	0.87

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The maximum initial sales charge prior to June 1, 2015 was 3.00%.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays 3-Year Municipal Bond Index[5]	0.07%	0.82%	1.47%	2.84%
Bloomberg Barclays U.S. 1-3 Year Government/Credit Index[6]	0.52	1.31	1.00	2.54
Average Lipper Short U.S. Government Fund[7]	0.32	0.72	0.43	1.95

5.	The Bloomberg Barclays 3-Year Municipal Bond Index is the Fund’s primary broad-based securities-market index for comparison purposes. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
6.	The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s secondary benchmark. The Bloomberg Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Average Lipper Short U.S. Government Fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Advantaged Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Advantaged Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2016, to October 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2016, to October 31, 2016.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/16	Ending Account Value (Based on Actual Returns and Expenses) 10/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/16	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,001.50	$3.99	$1,021.20	$4.02

Investor Class Shares	$1,000.00	$999.70	$5.75	$1,019.50	$5.80

Class I Shares	$1,000.00	$1,002.80	$2.73	$1,022.50	$2.75

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.79% for Class A, 1.14% for Investor Class and 0.54% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of October 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2016 (Unaudited)

1.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.75%–5.50%, due 7/1/17–7/1/20

2.	Illinois Finance Authority, National Louis University, Revenue Bonds, 0.63%, due 6/1/29

3.	Irvine Ranch Water District, Improvement District-Consolidated, Special Assessment, 0.46%, due 10/1/41

4.	City of New York NY, Unlimited General Obligation, 0.51%, due 6/1/44

5.	Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds, 0.50%, due 10/1/24

6.	County of Beaver PA, Unlimited General Obligation, 1.948%–2.18%, due 11/15/18–11/15/19

7.	Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Revenue Bonds, 0.51%, due 6/1/42

8.	Butler County General Authority, South Park School District Project, Revenue Bonds, 0.70%, due 8/1/27

9.	Iowa Higher Education Loan Authority, Private College Facility- Des Moines, Revenue Bonds, 0.53%, due 10/1/33

10.	State of Illinois, Unlimited General Obligation, 5.00%–5.50%, due 1/1/17–8/1/18

8	MainStay Tax Advantaged Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Claude Athaide, PhD, CFA, John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Advantaged Short Term Bond Fund perform relative to its benchmarks and peers during the six months ended October 31, 2016?

Excluding all sales charges, MainStay Tax Advantaged Short Term Bond Fund returned 0.15% for Class A shares and –0.03% for Investor Class shares for the six months ended October 31, 2016. Over the same period, Class I shares returned 0.28%. For the six months ended October 31, 2016, the Fund’s Class A and Class I shares outperformed—and Investor Class shares underperformed—the 0.07% return of the Bloomberg Barclays 3-Year Municipal Bond Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 0.52% return of the Bloomberg Barclays U.S. 1–3 Year Government/Credit Index,1 which is the Fund’s secondary benchmark. For the six months ended October 31, 2016, all share classes underperformed the 0.32% return of the Average Lipper2 Short U.S. Government Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund had exposure to taxable municipal bonds and other fixed-income securities that were not represented in the Bloomberg Barclays 3-Year Municipal Bond Index. These lower-rated investment-grade taxable securities saw their prices increase and yield spreads3 tighten, which had a positive impact on relative performance as investors looked for attractive opportunities in short-maturity bonds. Overweight positions in insured Puerto Rico bonds, local general obligation bonds and California credits were positive contributors to the Fund’s performance relative to the Index. On the other hand, overweight exposure to a number of New Jersey and U.S. Virgin Island credits detracted from the Fund’s performance relative to the Bloomberg Barclays 3-Year Municipal Bond Index during the reporting period.

What was the Fund’s duration4 strategy during the reporting period?

Overall, our strategy was to keep the Fund’s duration close to that of its investable universe, which includes investment-grade municipal bonds, taxable fixed-income bonds, and insured and uninsured bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands). At times, depending on conditions in the fixed-income markets, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was shorter than that of the Bloomberg Barclays 3-Year Municipal Bond Index because we anticipated that the Federal Reserve would raise the federal funds target rate and the potential adverse impact such action might have on short-term bond prices. The Fund ended the reporting period with a duration of 1.63 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We believed that the Federal Reserve’s desire to increase the federal funds target rate—along with strong industry cash flows and strong demand for bonds with attractive yields—would produce changes in the shape of the yield curve5 and alter credit spreads. We found attractive opportunities in the primary and secondary market among bonds with maturities of less than four years with an emphasis on credits rated A and BBB,6 as spreads were elevated and dealer capital had been dramatically reduced. Insured and uninsured Puerto Rico securities performed well during the reporting period as the passage of a debt restructuring law (PROMESA) and the establishment of a federal oversight board was viewed constructively by investors who bid prices higher. The Fund maintained its Puerto Rico exposure with heavy emphasis on bonds insured by a monoline insurance company. The Fund also maintained an increased level of liquidity because of large cash inflows and our desire to take advantage of opportunities during bouts of volatility in the market.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance and which sectors were particularly weak?

The most substantial positive contributions to the Fund’s performance during the reporting period came from local general obligation, special tax and corporate-backed bonds. (Contributions take weightings and total returns into account.) Detracting from performance was the Fund’s exposure to education, housing and hospital-backed bonds.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—such as local general obligation, special tax, lease-backed and hospital bonds—reflected our desire to construct a reasonably well-diversified Fund, include exposure to infrequent municipal issuers and maintain a bias toward individual security selection (as opposed to a top-

down approach to portfolio construction). During the reporting period, the Fund increased its exposure to special tax and higher education–backed bonds, as well as bonds issued for financial-backed companies in the corporate market. During the reporting period, the Fund reduced its exposures to hospital-backed and locally issued general obligation bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2016, the Fund continued to hold overweight positions relative to the Bloomberg Barclays 3-Year Municipal Bond Index in credits rated A and BBB, taxable fixed-income securities and insured Puerto Rico bonds. As of the same date, the Fund held underweight positions relative to the Index in securities rated AAA and AA+,7 prerefunded bonds and state general obligation bonds. (Prerefunded securities are securities repurchased by the issuer prior to the first call date.)

7.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Advantaged Short Term Bond Fund

Portfolio of Investments October 31, 2016

	Principal Amount	Value
Long-Term Bonds 98.9%† Corporate Bonds 12.4%
Agriculture 0.3%
Japan Tobacco, Inc. 2.10%, due 7/23/18 (a)	$1,070,000	$1,079,818

Auto Manufacturers 0.5%
Daimler Finance North America LLC 1.375%, due 8/1/17 (a)	380,000	380,114
Ford Motor Credit Co. LLC 2.375%, due 3/12/19	1,500,000	1,512,869

		1,892,983

Banks 7.0%
Bank of America Corp.
2.00%, due 1/11/18	305,000	306,345
2.65%, due 4/1/19	1,710,000	1,741,792
5.65%, due 5/1/18	1,000,000	1,057,739
BB&T Corp. 1.60%, due 8/15/17	915,000	917,495
Capital One Financial Corp. 2.45%, due 4/24/19	900,000	915,224
Capital One N.A. 1.50%, due 3/22/18	1,000,000	998,790
Citigroup, Inc. 2.55%, due 4/8/19	2,975,000	3,028,732
Citizens Bank N.A.
2.30%, due 12/3/18	900,000	909,718
2.50%, due 3/14/19	310,000	314,469
Goldman Sachs Group, Inc. (The)
2.90%, due 7/19/18	1,080,000	1,101,903
7.50%, due 2/15/19	2,000,000	2,248,568
HSBC USA, Inc. 2.25%, due 6/23/19	1,000,000	1,006,419
Huntington National Bank (The) 2.20%, due 11/6/18	2,000,000	2,018,916
JPMorgan Chase & Co. 6.30%, due 4/23/19	3,000,000	3,325,455
Morgan Stanley
2.375%, due 7/23/19	1,225,000	1,241,823
2.45%, due 2/1/19	2,400,000	2,436,960
7.30%, due 5/13/19	1,000,000	1,130,732
Wells Fargo & Co. 2.125%, due 4/22/19	1,709,000	1,728,045

		26,429,125

Biotechnology 0.2%
Celgene Corp. 2.30%, due 8/15/18	900,000	911,214

	Principal Amount	Value
Food 0.3%
J.M. Smucker Co. (The) 1.75%, due 3/15/18	$205,000	$205,803
Sysco Corp. 5.375%, due 3/17/19	1,000,000	1,082,937

		1,288,740

Health Care—Products 0.3%
Stryker Corp. 2.00%, due 3/8/19	975,000	983,970

Insurance 0.7%
American International Group, Inc. 2.30%, due 7/16/19	2,000,000	2,029,364
Voya Financial, Inc. 2.90%, due 2/15/18	763,000	775,570

		2,804,934

Oil & Gas 0.7%
Chevron Corp. 4.95%, due 3/3/19	445,000	480,333
Phillips 66 2.95%, due 5/1/17	285,000	287,909
Shell International Finance B.V. 1.625%, due 11/10/18	1,000,000	1,002,227
Total Capital International S.A. 2.125%, due 1/10/19	1,000,000	1,014,981

		2,785,450

Pharmaceuticals 1.1%
AbbVie, Inc. 2.00%, due 11/6/18	750,000	755,639
Express Scripts Holding Co. 2.25%, due 6/15/19	1,000,000	1,012,060
Teva Pharmaceutical Finance Netherlands III B.V. 1.70%, due 7/19/19	440,000	436,587
Zoetis, Inc. 1.875%, due 2/1/18	2,000,000	2,003,886

		4,208,172

Real Estate 0.3%
Prologis, L.P. 2. 75%, due 2/15/19	1,000,000	1,024,791

Real Estate Investment Trusts 0.7%
Boston Properties, L.P. 3.70%, due 11/15/18	1,000,000	1,037,707
Welltower, Inc. 4.125%, due 4/1/19	1,500,000	1,571,991

		2,609,698

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of October 31, 2016, excluding short-term investment. May be subject to change daily. (Unaudited)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 0.3%
AT&T, Inc. 5.80%, due 2/15/19	$1,000,000	$1,086,288

Total Corporate Bonds (Cost $46,886,871)		47,105,183

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	46,011	45,996

Total Mortgage-Backed Securities (Cost $46,694)		45,996

Municipal Bonds 86.5%
Alabama 0.8%
Calhoun County Board of Education, Special Tax Insured: BAM 3.00%, due 2/1/19	200,000	207,580
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds 3.00%, due 10/1/17	185,000	187,684
Industrial Development Board of the City of Mobile Alabama, Alabama Power Co.-Barry Plant, Revenue Bonds 1.625%, due 7/15/34 (b)	250,000	251,865
Jasper Water & Sewer Board Inc., Revenue Bonds
4.00%, due 6/1/18	705,000	736,655
4.00%, due 6/1/19	500,000	535,305
Water Works Board of the City of Birmingham, Revenue Bonds Series C 1.509%, due 1/1/19	1,000,000	999,120

		2,918,209

Alaska 0.1%
Alaska Railroad Corp., Revenue Bonds Series A 5.00%, due 8/1/18	500,000	531,475

Arizona 1.4%
City of Tucson AZ, Certificates of Participation Insured: AGM 4.00%, due 7/1/20	350,000	383,197
Mohave County, Unified School District No. 20 Kingman, Unlimited General Obligation Insured: BAM 3.00%, due 7/1/20	1,505,000	1,584,133

	Principal Amount	Value
Arizona (continued)
Pima County, Unified School District No. 1 Tucson, Limited General Obligation Insured: BAM 4.00%, due 7/1/20	$580,000	$636,979
Pima County, Unified School District No. 16 Catalina Foothills, Unlimited General Obligation
3.00%, due 7/1/18	1,315,000	1,355,029
3.00%, due 7/1/19	1,165,000	1,217,041

		5,176,379

Arkansas 0.4%
Arkansas Development Finance Authority, Baptist Health System Inc., Revenue Bonds Series A 4.00%, due 12/1/17	375,000	387,364
County of Baxter AR, Baxter Regional Medical Center, Revenue Bonds
Series A 5.00%, due 9/1/17	305,000	314,656
Series A 5.00%, due 9/1/20	785,000	878,501

		1,580,521

California 9.6%
Auburn Urban Development Authority Successor Agency, Auburn Redevelopment Project, Tax Allocation Insured: BAM 4.00%, due 6/1/18	135,000	141,294
Insured: BAM 4.00%, due 6/1/19	140,000	150,188
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, Insured: AGM 4.00%, due 9/1/18	300,000	316,473
California Health Facilities Financing Authority, NV Methodist Homes, Revenue Bonds 3.00%, due 7/1/18	285,000	294,875
California Municipal Finance Authority, Harbor Regional Center Project, Revenue Bonds 4.00%, due 11/1/18	740,000	781,048
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 2.00%, due 6/15/18	1,205,000	1,222,569
California School Finance Authority, Aspire Public Schools, Revenue Bonds
Series A 3.00%, due 8/1/17 (a)	130,000	131,780
Series A 5.00%, due 8/1/19 (a)	130,000	142,030

12	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	$50,000	$52,537
Charter Oak Unified School District, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/18	435,000	458,068
City of Industry CA, Senior, Revenue Bonds
Series A, Insured: AGM 1.88%, due 1/1/18	355,000	357,662
Series A, Insured: AGM 2.125%, due 1/1/19	985,000	998,701
City of Oakland CA, Revenue Bonds Insured: AGM (zero coupon), due 12/15/19	1,000,000	940,610
City of San Francisco CA, Public Utilities Commission Water, Build America Bonds, Revenue Bonds Series B, Insured: BAM 4.10%, due 11/1/17	315,000	324,551
Commerce Community Development Commission Successor Agency, Tax Allocation Series B, Insured: AGM 2.00%, due 8/1/19	1,890,000	1,897,201
County of San Diego CA, Sanford Burnham Prebys Medical Discovery Institute, Revenue Bonds
4.00%, due 11/1/17	400,000	412,676
5.00%, due 11/1/18	400,000	431,892
Del Mar Race Track Authority, Revenue Bonds 4.00%, due 10/1/18	1,230,000	1,288,486
Industry Public Finance Authority, Transportation Distribution-Industrial Redevelopment Project, Tax Allocation
Series B, Insured: AGM 3.039%, due 1/1/19	4,000,000	4,137,640
Series A, Insured: AGM 5.00%, due 1/1/18	700,000	733,390
♦Irvine Ranch Water District, Improvement District-Consolidated, Special Assessment Series B 0.46%, due 10/1/41 (b)	7,000,000	7,000,000
Monrovia Redevelopment Agency Successor Agency, Central Redevelopment Project, Tax Allocation Series A, Insured: AGM 2.50%, due 5/1/19	600,000	610,080

	Principal Amount	Value
California (continued)
Moreno Valley Public Financing Authority, Revenue Bonds Insured: AGM 2.25%, due 11/1/18	$105,000	$105,772
Municipal Improvement Corp. of Los Angeles, Revenue Bonds Series A 2.846%, due 11/1/19	5,015,000	5,223,273
Ramona Unified School District Community Facilities District No. 92-1, Certificates of Participation Insured: BAM 4.00%, due 5/1/18	1,245,000	1,302,121
Sacramento Public Financing Authority, Golden 1 Center, Revenue Bonds 2.51%, due 4/1/18	750,000	755,887
Sacramento Redevelopment Agency Successor Agency, Tax Allocation Series B, Insured: BAM 2.695%, due 12/1/19	965,000	997,443
San Bernardino City Unified School District, Election of 2012, Unlimited General Obligation
Series C, Insured: AGM 4.00%, due 8/1/17	250,000	256,025
Series C, Insured: AGM 5.00%, due 8/1/18	300,000	321,105
San Diego Redevelopment Agency Successor Agency, Tax Allocation
Series B 2.00%, due 9/1/18	250,000	252,202
Series B 2.25%, due 9/1/19	250,000	253,900
Series B 2.625%, due 9/1/20	200,000	204,462
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation
Series B 3.00%, due 8/1/18	320,000	331,091
Series C 3.00%, due 8/1/18	765,000	791,515
Series B 4.00%, due 8/1/19	520,000	560,924
Series C 4.00%, due 8/1/19	700,000	755,090
Sierra Kings Health Care District, Unlimited General Obligation
4.00%, due 8/1/17	220,000	224,906
4.00%, due 8/1/18	200,000	209,648
Stanton Redevelopment Agency, Stanton Consol Redevelopment, Tax Allocation Series B, Insured: BAM 2.00%, due 12/1/19	260,000	260,902

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Stockton Public Financing Authority, Special Tax Series A, Insured: BAM 4.00%, due 9/2/20	$575,000	$632,138

		36,262,155

Colorado 0.5%
City of Glendale CO, Revenue Bonds Insured: AGM 1.574%, due 12/1/17	250,000	251,685
Colorado Health Facilities Authority, Evangelical Lutheran Good, Revenue Bonds 3.00%, due 6/1/18	500,000	513,780
E-470 Public Highway Authority, Revenue Bonds
Series A 2.00%, due 9/1/17	230,000	231,366
Series A 5.00%, due 9/1/19	1,000,000	1,105,420

		2,102,251

Connecticut 1.3%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/15/20	1,000,000	1,125,920
City of Hartford CT, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/18	650,000	689,182
Series C, Insured: NATL-RE 5.00%, due 9/1/18	465,000	497,699
City of New Britain CT, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 3/1/18	1,345,000	1,397,213
City of Waterbury CT, Taxable- Pension, Unlimited General Obligation Insured: AGM 4.88%, due 12/1/16	400,000	401,348
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series M 4.00%, due 7/1/19	800,000	859,264

		4,970,626

Delaware 0.1%
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds Series A 4.00%, due 6/1/18	300,000	310,842

	Principal Amount	Value
District of Columbia 0.1%
Washington Metropolitan Area Transit Authority, Revenue Bonds Series A 4.00%, due 7/1/19	$250,000	$262,235

Florida 1.0%
City of Lakeland FL, Lakeland Regional Health Systems, Revenue Bonds
5.00%, due 11/15/19	265,000	294,918
5.00%, due 11/15/20	420,000	480,060
City of Tallahassee FL, Tallahassee Memorial Healthcare, Inc., Revenue Bonds
Series A 5.00%, due 12/1/16	420,000	421,441
Series A 5.00%, due 12/1/17	435,000	453,392
Series A 5.00%, due 12/1/18	425,000	457,529
Escambia County School Board, Revenue Bonds 4.00%, due 9/1/18	300,000	316,341
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds Series B 2.32%, due 11/15/17	1,265,000	1,271,123

		3,694,804

Guam 0.7%
Territory of Guam, Revenue Bonds
Series D 3.00%, due 11/15/17	300,000	304,761
Series D 4.00%, due 11/15/18	275,000	288,258
Series A 5.00%, due 12/1/20	1,850,000	2,077,624

		2,670,643

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaii Pacific Health Obligation, Revenue Bonds Series A 5.00%, due 7/1/18	250,000	266,332

Illinois 11.1%
Chicago Board of Education, Capital Appreciation, Unlimited General Obligation Series B-1, Insured: NATL-RE (zero coupon), due 12/1/18	1,470,000	1,377,949

14	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, Chicago School Board, Unlimited General Obligation Series A, Insured: NATL-RE 5.25%, due 12/1/19	$400,000	$427,768
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: NATL-RE 5.00%, due 12/1/19	1,775,000	1,885,227
Series A, Insured: AMBAC 5.50%, due 12/1/18	220,000	227,104
City of Berwyn IL, Unlimited General Obligation Series B, Insured: NATL-RE 5.71%, due 12/1/17	1,675,000	1,742,971
City of Chicago IL, Direct Access BD PG, Unlimited General Obligation Series 1A, Insured: AMBAC 4.125%, due 1/1/19	275,000	275,657
City of Chicago IL, Unlimited General Obligation
Series G, Insured: AMBAC 5.00%, due 12/1/16	170,000	170,357
Series I, Insured: AMBAC 5.00%, due 12/1/17	1,225,000	1,229,030
City of Chicago IL, Waterworks Second Lien, Revenue Bonds
Series A-2 2.00%, due 11/1/16	1,500,000	1,500,000
4.00%, due 11/1/18	1,000,000	1,044,160
City of Freeport IL, Unlimited General Obligation
Series A, Insured: AGM 2.00%, due 1/1/17	100,000	100,159
Series A, Insured: AGM 2.00%, due 1/1/18	100,000	100,738
City of La Salle IL, Unlimited General Obligation Series A 3.75%, due 12/1/16	135,000	135,251
City of Peoria IL, Unlimited General Obligation Series A 3.00%, due 1/1/19	525,000	539,563
City of Rockford IL, Unlimited General Obligation
Series A, Insured: BAM 3.00%, due 12/15/16	225,000	225,560
Series A, Insured: BAM 3.00%, due 12/15/17	240,000	245,006
Series A, Insured: BAM 3.00%, due 12/15/18	145,000	150,061

	Principal Amount	Value
Illinois (continued)
Cook County Community High School District No. 212 Leyden, Revenue Bonds Series B, Insured: BAM 2.00%, due 12/1/19	$1,140,000	$1,151,480
Cook County School District No. 102 La Grange, Limited General Obligation Series B, Insured: AGM 3.00%, due 12/15/17	275,000	281,009
County of Cook IL, Unlimited General Obligation Insured: BAM 2.03%, due 11/15/18	700,000	705,488
Governors State University, Capital Improvement Project, Certificates of Participation Insured: AGC 4.125%, due 1/1/17	110,000	110,444
♦Illinois Finance Authority, National Louis University, Revenue Bonds Series B 0.63%, due 6/1/29 (b)	7,000,000	7,000,000
Illinois Sports Facilities Authority, Capital Appreciation, Revenue Bonds Insured: AMBAC (zero coupon), due 6/15/19	925,000	863,913
Illinois Sports Facilities Authority, Revenue Bonds 5.00%, due 6/15/18	495,000	513,285
Illinois State University, Revenue Bonds
Insured: AGM 4.00%, due 4/1/18	1,155,000	1,196,557
Insured: AGM 5.00%, due 4/1/19	1,000,000	1,080,890
Peoria County School District No. 68 Oak Grove, Unlimited General Obligation Series C, Insured: AGM 2.00%, due 12/1/19	180,000	183,064
Public Building Commission of Chicago, Chicago School Reform, Revenue Bonds Series B, Insured: NATL-RE 5.25%, due 12/1/18	115,000	120,709
Randolph County Community Unit School District No. 140 Sparta, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/17	200,000	206,180
Insured: AGM 4.00%, due 12/1/18	405,000	427,972
Insured: AGM 4.00%, due 12/1/19	210,000	227,048
Regional Transportation Authority, Revenue Bonds Insured: AGM 5.75%, due 6/1/18	1,000,000	1,074,720

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds Series A, Insured: AGM 5.00%, due 4/1/17	$1,165,000	$1,184,188
St. Clair County High School District No 201 Belleville, Unlimited General Obligation Insured: BAM 3.50%, due 4/1/19	160,000	168,035
State of Illinois, Revenue Bonds
5.00%, due 6/15/18	545,000	579,477
5.00%, due 6/15/19	610,000	670,530
♦State of Illinois, Unlimited General Obligation
Insured: AGM 5.00%, due 1/1/17	750,000	755,047
Insured: AGM 5.00%, due 1/1/18	850,000	881,841
Insured: AGM 5.00%, due 4/1/18	310,000	318,888
Insured: AGM 5.365%, due 3/1/17	2,500,000	2,532,875
Insured: NATL-RE 5.50%, due 8/1/18	750,000	795,165
United City of Yorkville IL, Special Service Area No. 2005-108 & 2005-109, Special Tax Insured: AGM 3.00%, due 3/1/19	884,000	909,769
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 3.00%, due 12/1/18	1,000,000	1,030,640
Village of Cary IL, Special Service Area No. 1, Special Tax
Insured: BAM 1.00%, due 3/1/17	100,000	99,985
Insured: BAM 1.20%, due 3/1/18	100,000	99,912
Insured: BAM 1.50%, due 3/1/19	150,000	149,708
Village of Cary IL, Special Service Area No. 2, Special Tax
Insured: BAM 1.00%, due 3/1/17	99,000	98,985
Insured: BAM 1.20%, due 3/1/18	99,000	98,913
Insured: BAM 1.70%, due 3/1/20	149,000	148,568
Village of Crestwood IL, Alternate Revenue Source, Unlimited General Obligation Series B, Insured: BAM 2.00%, due 12/15/19	500,000	502,025

	Principal Amount	Value
Illinois (continued)
Village of Rosemont IL, Corporate Purpose, Unlimited General Obligation Series B, Insured: AGM 3.021%, due 12/1/19	$955,000	$987,384
Volo Village Special Service Area 3 & 6, Symphony Meadows / Lancaster, Special Tax
Insured: AGM 3.00%, due 3/1/17	200,000	201,180
Insured: AGM 3.00%, due 3/1/18	200,000	203,882
Insured: AGM 3.00%, due 3/1/19	200,000	205,830
Western Illinois University, Revenue Bonds
Insured: BAM 5.00%, due 4/1/17	620,000	629,467
Insured: BAM 5.00%, due 4/1/18	600,000	629,106
Insured: BAM 5.00%, due 4/1/19	870,000	936,503
Insured: BAM 5.00%, due 4/1/20	460,000	505,669
Will & Kankakee Counties Community Unit School District No. 207-U Peotone, Unlimited General Obligation 3.00%, due 12/1/16	250,000	250,447

		42,093,339

Indiana 1.0%
City of Rockport IN, Revenue Bonds Series B 1.75%, due 6/1/25 (b)	2,000,000	2,009,720
Indiana Bond Bank, Revenue Bonds Series A 5.25%, due 10/15/18	1,000,000	1,070,590
Indiana Finance Authority, Marquette Project, Revenue Bonds 5.00%, due 3/1/19	750,000	777,465

		3,857,775

Iowa 3.4%
City of Coralville IA, Annual Appropriate Urban Renewal, Certificates of Participation Series B-1 2.00%, due 6/1/18	320,000	321,734
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/19	465,000	490,101
Series E 4.00%, due 6/1/20	500,000	533,390

16	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
City of Coralville IA, Corporate Purpose Bonds, Unlimited General Obligation
Series D1 1.50%, due 5/1/18	$510,000	$509,398
Series D1 1.75%, due 5/1/19	270,000	269,995
Series D2 2.25%, due 5/1/18	70,000	70,295
Iowa Finance Authority, Great River Medical Center Project, Revenue Bonds 0.53%, due 6/1/27 (b)	3,900,000	3,900,000
♦Iowa Higher Education Loan Authority, Private College Facility- Des Moines, Revenue Bonds 0.53%, due 10/1/33 (b)	5,700,000	5,700,000
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
2.00%, due 12/1/18	225,000	227,113
3.00%, due 12/1/19	375,000	389,902
3.00%, due 12/1/20	325,000	339,827

		12,751,755

Kentucky 0.6%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds Series A 4.00%, due 2/1/18	650,000	669,253
County of Harrison KY, Harrison Memorial Hospital, Revenue Notes 1.50%, due 5/1/17	1,000,000	1,000,030
Louisville / Jefferson County Metropolitan Government, Norton Healthcare Inc., Revenue Bonds 5.00%, due 10/1/19	500,000	553,455

		2,222,738

Louisiana 1.7%
Bossier City LA, Public Improvement Sales & Tax, Revenue Bonds
2.00%, due 12/1/18	500,000	507,580
2.00%, due 12/1/19	650,000	660,276
2.25%, due 12/1/20	500,000	512,560
City of New Orleans LA, Water System, Revenue Bonds 3.00%, due 12/1/18	250,000	259,063
City of Shreveport LA, Airport System, Revenue Bonds Series B, Insured: AGM 2.452%, due 1/1/19	500,000	510,965
Lafayette Consolidated Government, Revenue Bonds Insured: AGM 5.00%, due 11/1/17	550,000	571,835

	Principal Amount	Value
Louisiana (continued)
Lafayette Public Trust Financing Authority, Ragin Cajun Facilities-Housing & Parking Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/18	$705,000	$753,377
Louisiana Local Government Environmental Facilities & Community Development Authority, University Student Housing, Revenue Bonds
Series A, Insured: AGM 2.00%, due 10/1/19	555,000	566,877
Insured: AGM 3.00%, due 10/1/17	355,000	361,443
Insured: AGM 3.00%, due 10/1/18	865,000	894,237
Series A, Insured: AGM 3.00%, due 10/1/20	575,000	610,167
Louisiana Public Facilities Authority, Nineteenth Judicial District, Revenue Bonds Insured: AGM 5.00%, due 6/1/18	245,000	258,424

		6,466,804

Maryland 0.3%
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds 3.00%, due 1/1/18	705,000	720,771
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds 5.00%, due 7/1/18	300,000	319,395

		1,040,166

Massachusetts 1.3%
Massachusetts Development Finance Agency, Caregroup, Revenue Bonds Series H-2 1.824%, due 7/1/17	1,000,000	1,002,530
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/19	985,000	1,078,003
5.00%, due 10/1/20	760,000	852,135
Massachusetts Development Finance Agency, UMass Memorial Health Care, Revenue Bonds Series I 5.00%, due 7/1/18	1,000,000	1,060,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
4.00%, due 9/1/17	$200,000	$204,756
5.00%, due 9/1/18	225,000	239,731
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/19	170,000	180,562
5.00%, due 1/1/20	200,000	223,676

		4,842,273

Michigan 5.7%
City of Detroit MI Sewage Disposal System, Senior Lien, Revenue Bonds Series C, Insured: AGC 5.00%, due 7/1/18	200,000	200,310
County of Genesee MI, Water Supply System, Limited General Obligation
Series B, Insured: BAM 5.00%, due 2/1/18	150,000	157,128
Series B, Insured: BAM 5.00%, due 2/1/19	200,000	215,796
County of Wayne MI, Limited General Obligation 4.25%, due 12/1/18	2,500,000	2,525,825
Harper Woods School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/19	500,000	547,915
Hartland Consolidated Schools, Unlimited General Obligation Series B 1.386%, due 5/1/18	1,500,000	1,503,990
Lincoln Consolidated School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 5/1/19	1,180,000	1,287,061
Livonia Public Schools, School District, Unlimited General Obligation Insured: AGM 4.00%, due 5/1/18	210,000	218,683
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
3.00%, due 12/1/16	150,000	150,230
4.00%, due 12/1/17	200,000	205,350
5.00%, due 12/1/18	200,000	212,976
Michigan Finance Authority, Muskegon Heights Public School Academy, Revenue Bonds 5.00%, due 5/1/19	565,000	615,048

	Principal Amount	Value
Michigan (continued)
Orchard View Schools, Unlimited General Obligation
Series B 1.349%, due 5/1/17	$1,000,000	$1,002,100
Series B 1.78%, due 5/1/18	1,000,000	1,006,720
Series B 2.062%, due 5/1/19	1,410,000	1,426,610
Saline Area Schools, Unlimited General Obligation 1.741%, due 5/1/19	2,300,000	2,309,062
Tender Option Bond Trust Receipts / Certificates, Floaters, Limited General Obligation Series 2016-TPG003 1.75%, due 12/1/18 (a)(b)	5,000,000	5,000,000
Warren Consolidated Schools, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 5/1/18	1,630,000	1,700,970
Series B, Insured: BAM 5.00%, due 5/1/19	1,080,000	1,180,127

		21,465,901

Minnesota 0.4%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds 5.00%, due 11/15/18	1,350,000	1,446,214

Mississippi 1.1%
City of Jackson MS Water & Sewer System, Revenue Bonds
Insured: BAM 4.00%, due 9/1/18	380,000	396,849
Insured: BAM 4.00%, due 9/1/20	625,000	674,250
Mississippi Development Bank, Biloxi Mississippi Project, Revenue Bonds Insured: BAM 4.00%, due 11/1/20	650,000	709,332
Mississippi Development Bank, Canton Public School District, Revenue Bonds
Insured: AGM 4.00%, due 12/1/17	260,000	268,185
Insured: AGM 4.00%, due 12/1/18	935,000	987,435
Mississippi Hospital Equipment & Facilities Authority, Baptist Health System, Inc., Revenue Bonds Class A 5.00%, due 8/15/17	1,000,000	1,029,630

		4,065,681

18	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Missouri 2.4%
City of Belton MO, Certificates of Participation Insured: NATL-RE 5.00%, due 3/1/17	$150,000	$151,685
♦Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds Series B 0.50%, due 10/1/24 (b)	6,930,000	6,930,000
St. Louis Municipal Finance Corp., Carnahan Courthouse, Revenue Bonds
Series A 3.00%, due 2/15/18	460,000	470,943
Series A 4.00%, due 2/15/19	1,425,000	1,513,549

		9,066,177

Nevada 0.6%
County of Humboldt N.V., Sierra Pacific Power Co., Revenue Bonds Series A 1.25%, due 10/1/29 (b)	2,250,000	2,249,595

New Hampshire 0.3%
Manchester Housing & Redevelopment Authority, Inc., Capital Appreciation, Revenue Bonds Series B, Insured: AGC (zero coupon), due 1/1/18	100,000	96,953
New Hampshire Health & Education Facilities Authority, Kendel At Hanover, Revenue Bonds
2.00%, due 10/1/17	200,000	201,710
3.00%, due 10/1/18	200,000	206,626
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/19	505,000	545,011

		1,050,300

New Jersey 7.2%
Atlantic County Improvement Authority, Stockton University Atlantic City Campus Project, Revenue Bonds Series B, Insured: AGM 5.00%, due 9/1/20	3,745,000	4,224,435
Borough of North Plainfield NJ, Unlimited General Obligation Insured: MAC 3.00%, due 6/1/20	330,000	348,724

	Principal Amount	Value
New Jersey (continued)
Carteret Board of Education, Certificates of Participation Insured: BAM 4.00%, due 1/15/19	$315,000	$333,620
Casino Reinvestment Development Authority, Revenue Bonds 5.00%, due 11/1/18	255,000	263,214
City of Bayonne NJ, Unlimited General Obligation Insured: AGM 4.00%, due 7/15/19	1,000,000	1,070,840
Garden State Preservation Trust, Revenue Bonds
Series C, Insured: AGM 5.125%, due 11/1/16	100,000	100,000
Series C, Insured: AGM 5.125%, due 11/1/19	3,175,000	3,531,489
Greater Egg Harbor Regional High School District, Unlimited General Obligation
Insured: AGM 4.00%, due 2/1/19	750,000	796,380
Insured: AGM 4.00%, due 2/1/20	1,000,000	1,085,350
New Jersey Educational Facilities Authority, Kean University, Revenue Bonds Series H 5.00%, due 7/1/19	4,045,000	4,453,909
New Jersey Health Care Facilities Financing Authority, Hackensack University Medical, Revenue Bonds Insured: AGM 4.00%, due 1/1/17	150,000	150,759
New Jersey Health Care Facilities Financing Authority, Palisades Medical Center Obligation Group, Revenue Bonds 3.15%, due 7/1/18	1,000,000	1,022,300
New Jersey Health Care Facilities Financing Authority, Princeton Healthcare System, Revenue Bonds
4.00%, due 7/1/17	1,000,000	1,019,840
5.00%, due 7/1/18	640,000	680,275
New Jersey Transportation Trust Fund Authority, Transportation System RMKT, Revenue Bonds Series B-2, Insured: XLCA 5.00%, due 12/15/17	405,000	421,682
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series B, Insured: NATL-RE 5.50%, due 12/15/16	1,000,000	1,005,750
Series C, Insured: AGM 5.50%, due 12/15/17	420,000	440,068

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
Passaic Valley Water Commission, Revenue Bonds Insured: AGM 5.00%, due 12/15/16	$140,000	$140,708
State of New Jersey, Unlimited General Obligation
Series L, Insured: AMBAC 5.25%, due 7/15/18	2,045,000	2,178,518
Series M, Insured: AMBAC 5.50%, due 7/15/17	265,000	273,329
Series M, Insured: AMBAC 5.50%, due 7/15/19	225,000	249,129
Town of Hammonton NJ, Unlimited General Obligation
Insured: AGM 2.00%, due 2/1/17	500,000	501,345
Insured: AGM 4.00%, due 2/1/18	750,000	776,437
Township of Brick NJ, Unlimited General Obligation Series A 5.00%, due 9/1/18	1,000,000	1,070,950
Trenton Parking Authority, Revenue Bonds
Series A, Insured: AGM 1.60%, due 10/1/17	165,000	164,814
Series B, Insured: AGM 2.00%, due 4/1/17	300,000	301,149
Series A, Insured: AGM 2.49%, due 10/1/19	170,000	169,857
Series A, Insured: AGM 2.80%, due 10/1/20	180,000	180,031
Series B, Insured: AGM 4.00%, due 4/1/19	250,000	265,237
Upper Freehold Regional School District, Unlimited General Obligation Insured: AGM 3.60%, due 11/1/16	235,000	235,000

		27,455,139

New York 4.7%
♦City of New York NY, Unlimited General Obligation 0.51%, due 6/1/44 (b)	7,000,000	7,000,000
City of Yonkers NY, Limited General Obligation Series D 3.00%, due 8/1/17	1,000,000	1,015,060
County of Rockland NY, Limited General Obligation Insured: AGM 2.00%, due 12/1/18	655,000	664,366

	Principal Amount	Value
New York (continued)
County of Rockland NY, Public Improvement, Limited General Obligation Series C, Insured: AGM 3.00%, due 5/1/19	$1,435,000	$1,488,339
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series 2A 0.73%, due 11/1/22 (b)	1,200,000	1,200,000
Series A-3 0.73%, due 8/1/23 (b)	1,000,000	1,000,000
Town of Oyster Bay NY, Public Improvement, Limited General Obligation Series A, Insured: AGM 3.00%, due 3/1/18	4,235,000	4,336,852
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/19	1,145,000	1,263,840

		17,968,457

North Carolina 0.2%
Raleigh Durham Airport Authority, Revenue Bonds Series B 5.00%, due 5/1/18 (c)	750,000	794,205

North Dakota 0.6%
City of Bowman ND, Healthcare Services Project, Revenue Notes 2.50%, due 2/15/17	1,000,000	1,000,250
North Dakota Housing Finance Agency, Revenue Bonds 1.15%, due 1/1/18	1,425,000	1,426,311

		2,426,561

Ohio 1.9%
City of Cincinnati OH, Unlimited General Obligation
Series D 1.168%, due 12/1/16	300,000	300,150
Series D 1.837%, due 12/1/18	200,000	202,564
City of Toledo OH, Limited General Obligation Insured: AGM 4.00%, due 12/1/19	1,540,000	1,661,691
Cleveland Municipal School District, Unlimited General Obligation Series A 3.00%, due 12/1/18	1,185,000	1,230,160
Ohio Higher Educational Facility Commission, Otterbein University Project, Revenue Bonds Series A 4.00%, due 12/1/19	915,000	981,429

20	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
State of Ohio, Capital Facilities Lease-Appropriation, Revenue Bonds Series C 0.75%, due 10/1/36 (b)	$3,000,000	$3,000,000

		7,375,994

Oklahoma 2.1%
Cleveland County Educational Facilities Authority, Moore Public Schools Projects, Revenue Bonds 5.00%, due 6/1/19	3,000,000	3,290,430
Oklahoma County Independent School District No. 52 Midwest City-Del City, Unlimited General Obligation
Series A 1.50%, due 1/1/18	2,210,000	2,223,282
Series A 2.00%, due 1/1/19	2,460,000	2,507,798

		8,021,510

Pennsylvania 9.9%
Bermudian Springs School District, Limited General Obligation Insured: BAM 4.00%, due 5/1/19	1,425,000	1,521,529
♦Butler County General Authority, South Park School District Project, Revenue Bonds Insured: AGM 0.70%, due 8/1/27 (b)	6,000,000	6,000,000
Capital Region Water, Revenue Bonds Series A 5.00%, due 7/15/19	1,300,000	1,426,971
Centre County Hospital Authority, Mount Nittany Medical Center, Revenue Bonds
Series B 3.00%, due 11/15/20	100,000	106,953
Series A 4.00%, due 11/15/18	100,000	105,977
Series A 4.00%, due 11/15/19	240,000	259,956
City of Reading PA, Unlimited General Obligation Series A, Insured: AGM 3.50%, due 11/15/16	1,000,000	1,000,830
♦County of Beaver PA, Unlimited General Obligation
Series B, Insured: BAM 1.948%, due 11/15/18	2,015,000	2,029,206
Series B, Insured: BAM 2.18%, due 11/15/19	4,215,000	4,257,150

	Principal Amount	Value
Pennsylvania (continued)
Dauphin County General Authority, Pinnacle Health System Project, Revenue Bonds Series A 5.00%, due 6/1/20	$500,000	$564,030
Doylestown Hospital Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/18	245,000	261,724
General Authority of Southcentral Pennsylvania, Hanover Hospital, Inc., Revenue Bonds
4.00%, due 12/1/17	100,000	103,055
4.00%, due 12/1/18	185,000	194,859
Hazleton Area School District, Limited General Obligation
Series B, Insured: BAM 2.00%, due 3/1/20	375,000	382,016
Series A, Insured: BAM 4.00%, due 3/1/20	600,000	650,148
Lancaster Higher Education Authority, Harrisburg Area Community College Project, Revenue Bonds
Series A, Insured: BAM 5.00%, due 10/1/19	685,000	755,226
Series A, Insured: BAM 5.00%, due 10/1/20	840,000	950,384
Lycoming County, Pennsylvania College of Technology, Revenue Bonds
4.00%, due 10/1/18	440,000	463,698
4.00%, due 10/1/19	755,000	813,596
4.00%, due 10/1/20	1,730,000	1,898,398
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Revenue Bonds Series B, Insured: AMBAC 5.25%, due 9/1/17	1,700,000	1,760,503
Philadelphia Authority for Industrial Development, Zero Coupon-Retirement System, Revenue Bonds Series B, Insured: AMBAC (zero coupon), due 4/15/18	360,000	349,927
Philadelphia Gas Works, 1998 General Ordinance, Revenue Bonds
Series 14T 5.00%, due 10/1/19	750,000	827,678
Series 14T 5.00%, due 10/1/20	750,000	847,793
Pocono Mountain School District, Limited General Obligation Series A, Insured: AGM 4.00%, due 6/15/17	1,350,000	1,375,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Reading School District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 2/1/18	$790,000	$825,037
Riverside School District, Unlimited General Obligation Insured: BAM 3.00%, due 10/15/17	1,155,000	1,176,575
State Public School Building Authority, Chester Upland School, Revenue Bonds Series A, Insured: AGM 5.00%, due 9/15/18	1,140,000	1,217,383
State Public School Building Authority, Harrisburg School District Project, Revenue Bonds Insured: AGM 4.00%, due 12/1/20	910,000	998,379
State Public School Building Authority, Revenue Bonds Series B, Insured: AGM 2.116%, due 12/1/20	2,020,000	2,011,880
Trinity Area School District, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/18	950,000	1,001,889
West Mifflin School District, Unlimited General Obligation
Insured: AGM 4.00%, due 10/1/17	410,000	419,992
Insured: AGM 5.00%, due 10/1/18	500,000	532,590
Western Wayne School District, Limited General Obligation Insured: BAM 4.00%, due 4/1/18	290,000	301,142

		37,391,948

Puerto Rico 4.6%
Commonwealth of Puerto Rico, Capital Appreciation, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 7/1/17	875,000	853,282
Commonwealth of Puerto Rico, CPI- Linked Bonds-Public Improvement, Unlimited General Obligation Series A, Insured: AGC 2.145%, due 7/1/20	215,000	212,175

	Principal Amount	Value
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Capital Appreciation, Unlimited General Obligation
Insured: NATL-RE (zero coupon), due 7/1/17	$785,000	$765,516
Insured: NATL-RE (zero coupon), due 7/1/18	470,000	441,020
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 4.75%, due 7/1/18	95,000	99,299
Insured: AGM 5.25%, due 7/1/17	430,000	440,668
Insured: AGM 5.25%, due 7/1/18	190,000	200,148
Insured: AGM 5.25%, due 7/1/20	680,000	733,332
Insured: AGM 5.50%, due 7/1/17	1,085,000	1,113,698
Series A, Insured: NATL-RE 5.50%, due 7/1/18	1,685,000	1,774,170
Insured: AGM 5.50%, due 7/1/19	125,000	133,693
Series A, Insured: NATL-RE 5.50%, due 7/1/19	1,205,000	1,292,327
Series A, Insured: NATL-RE 5.50%, due 7/1/20	2,255,000	2,466,496
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: NATL-RE 4.00%, due 7/1/18	75,000	77,171
Series UU, Insured: NATL-RE 4.50%, due 7/1/18	100,000	103,708
Series SS, Insured: NATL-RE 5.00%, due 7/1/18	1,525,000	1,544,337
Puerto Rico Highways & Transportation Authority, Revenue Bonds Series E, Insured: AGM 5.50%, due 7/1/17	255,000	261,709
Puerto Rico Highways & Transportation Authority, Unrefunded, Revenue Bonds
Series AA, Insured: NATL-RE 5.50%, due 7/1/19	715,000	767,009
Series Z, Insured: AGM 6.00%, due 7/1/18	2,035,000	2,168,577
Puerto Rico Housing Finance Authority, Sub-Capital Fund Program-Modernization, Revenue Bonds 4.625%, due 12/1/18	100,000	106,311

22	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/19	$240,000	$241,762
Series C, Insured: AGM 5.25%, due 8/1/17	500,000	513,915
Series A, Insured: AGM 5.25%, due 8/1/19	250,000	253,637
Series C, Insured: AGM 5.25%, due 8/1/19	650,000	677,391
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series F, Insured: AGC 5.25%, due 7/1/17	150,000	153,722
Puerto Rico Public Buildings Authority, Revenue Bonds Series C, Insured: AGC 5.75%, due 7/1/17	50,000	51,406

		17,446,479

Rhode Island 0.9%
Rhode Island Commerce Corp., Grant Anticipation Rhode Island Department of Transportation, Revenue Bonds Series A 5.00%, due 6/15/20	1,000,000	1,126,490
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/20	1,500,000	1,677,270
Tobacco Settlement Financing Corp., Revenue Bonds Series A 4.00%, due 6/1/17	500,000	509,140

		3,312,900

South Carolina 1.0%
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds
Series A, Insured: BAM 1.35%, due 12/1/16	180,000	179,991
Series A, Insured: BAM 1.87%, due 12/1/17	345,000	344,941
Series A, Insured: BAM 2.26%, due 12/1/18	555,000	554,112
Series A, Insured: BAM 2.54%, due 12/1/19	425,000	424,452
Series A, Insured: BAM 2.69%, due 12/1/20	500,000	497,805
Series A, Insured: BAM 2.92%, due 12/1/21	100,000	99,429

	Principal Amount	Value
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/18	$350,000	$372,610
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/19	1,065,000	1,177,677

		3,651,017

Tennessee 2.3%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Floater-Vanderbilt University Medical Center, Revenue Bonds Series C 1.70%, due 7/1/46 (b)	2,000,000	2,000,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A 3.00%, due 10/1/17	280,000	284,732
Series A 4.00%, due 10/1/18	250,000	262,540
Series A 4.00%, due 10/1/19	200,000	214,392
♦Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur Healthcare, Revenue Bonds Series A, Insured: AGM 0.51%, due 6/1/42 (b)	6,185,000	6,185,000

		8,946,664

Texas 2.7%
Crane County Water District, Unlimited General Obligation 3.00%, due 2/15/17	500,000	502,680
Harris County Municipal Utility District No. 419, Unlimited General Obligation
Insured: AGM 3.00%, due 9/1/17	100,000	101,476
Insured: AGM 3.00%, due 9/1/18	150,000	154,455
Insured: AGM 3.00%, due 9/1/19	735,000	763,930
Insured: AGM 3.00%, due 9/1/20	500,000	523,890
Harris County-Houston Sports Authority, Capital Appreciation Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/16	4,040,000	4,038,141

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2016 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Kerrville Health Facilities Development Corp., Peterson Regional Medical Center Project, Revenue Bonds
4.00%, due 8/15/17	$780,000	$797,636
4.00%, due 8/15/18	555,000	581,307
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds Series A 3.00%, due 11/15/17	565,000	576,543
Texas State Public Finance Authority, Financing System Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/19	1,000,000	1,063,400
Insured: BAM 4.00%, due 5/1/20	1,000,000	1,081,740

		10,185,198

U.S. Virgin Islands 1.2%
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/17	1,635,000	1,653,345
Series A 5.00%, due 10/1/19	1,810,000	1,848,806
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Series B 5.00%, due 10/1/18	1,000,000	1,012,340

		4,514,491

Utah 0.2%
City of St George UT Electric, Revenue Bonds Insured: AGM 2.00%, due 6/1/19	300,000	306,123
Utah Infrastructure Agency, Revenue Bonds 1.00%, due 10/15/18	630,000	626,529

		932,652

Vermont 0.1%
Vermont Educational & Health Building Financing Agency, Saint Michael’s College-Green Bond, Revenue Bonds
3.00%, due 10/1/17	315,000	320,094
4.00%, due 10/1/18	125,000	131,124
4.00%, due 10/1/19	130,000	138,911

		590,129

	Principal Amount	Value
Virginia 0.1%
Lexington Industrial Development Authority, Kendal At Lexington, Revenue Bonds 3.00%, due 1/1/19	$300,000	$310,041

West Virginia 0.8%
West Virginia Economic Development Authority, Appalachian Power—Amos Project, Revenue Bonds 1.70%, due 1/1/41 (b)(c)	3,000,000	2,966,820

Total Municipal Bonds (Cost $327,210,755)		327,655,395

U.S. Government & Federal Agency 0.0%‡
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
4.50%, due 11/1/18	18,237	18,745

Total U.S. Government & Federal Agency (Cost $18,168)		18,745

Total Long-Term Bonds (Cost $374,162,488)		374,825,319

Total Investments (Cost $374,162,488) (d)	98.9%	374,825,319
Other Assets, Less Liabilities	1.1	4,008,418
Net Assets	100.0%	$378,833,737

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2016.

(c)	Interest on these securities was subject to alternative minimum tax.

(d)	As of October 31, 2016, cost was $374,162,488 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,324,643
Gross unrealized depreciation	(661,812)

Net unrealized appreciation	$662,831

24	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2016, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount[2]	Unrealized Appreciation (Depreciation)[3]
2-Year United States Treasury Note	(65)	December 2016	$(14,179,141)	$5,953

			$(14,179,141)	$5,953

1.	As of October 31, 2016, cash in the amount of $30,190 was on deposit with a broker for futures transactions.

2.	The combined market value of bonds and notional amount of Tax Advantaged Short Term Bond future contracts represents 95.2% of net assets.

3.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2016.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$47,105,183	$—	$47,105,183
Mortgage-Backed Securities	—	45,996	—	45,996
Municipal Bonds	—	327,655,395	—	327,655,395
U.S. Government & Federal Agency	—	18,745	—	18,745

Total Long-Term Bonds	—	374,825,319	—	374,825,319

Total Investments in Securities	—	374,825,319	—	374,825,319

Other Financial Instruments
Futures Contracts Short (b)	5,953	—	—	5,953

Total Investments in Securities and Other Financial Instruments	$5,953	$374,825,319	$—	$374,831,272

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October, 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of October 31, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of October 31, 2016 (Unaudited)

Assets
Investment in securities, at value (identified cost $374,162,488)	$374,825,319
Cash	317,503
Cash collateral on deposit at broker	30,190
Receivables:
Fund shares sold	5,706,106
Interest	3,202,133
Investment securities sold	1,463,963
Variation margin on futures contracts	5,953
Other assets	68,248

Total assets	385,619,415

Liabilities
Payables:
Investment securities purchased	5,692,489
Fund shares redeemed	813,869
Manager (See Note 3)	117,317
NYLIFE Distributors (See Note 3)	34,016
Transfer agent (See Note 3)	33,388
Professional fees	25,508
Shareholder communication	8,618
Trustees	173
Custodian	56
Accrued expenses	188
Dividend payable	60,056

Total liabilities	6,785,678

Net assets	$378,833,737

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,501
Additional paid-in capital	378,059,412

378,098,913
Distributions in excess of net investment income	(8,218)
Accumulated net realized gain (loss) on investments and futures transactions	74,258
Net unrealized appreciation (depreciation) on investments and futures contracts	668,784

Net assets	$378,833,737

Class A
Net assets applicable to outstanding shares	$160,918,486

Shares of beneficial interest outstanding	16,777,301

Net asset value per share outstanding	$9.59
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.69

Investor Class
Net assets applicable to outstanding shares	$3,755,408

Shares of beneficial interest outstanding	390,520

Net asset value per share outstanding	$9.62
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.72

Class I
Net assets applicable to outstanding shares	$214,159,843

Shares of beneficial interest outstanding	22,333,623

Net asset value and offering price per share outstanding	$9.59

26	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended October 31, 2016 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,599,067

Expenses
Manager (See Note 3)	778,704
Distribution/Service—Class A (See Note 3)	173,340
Distribution/Service—Investor Class (See Note 3)	4,600
Transfer agent (See Note 3)	118,633
Registration	75,891
Professional fees	35,238
Shareholder communication	17,029
Custodian	9,474
Trustees	4,474
Interest expense	25
Miscellaneous	7,205

Total expenses before waiver/reimbursement	1,224,613
Expense waiver/reimbursement from Manager (See Note 3)	(88,208)
Reimbursement from custodian (a)	(13,373)

Net expenses	1,123,032

Net investment income (loss)	1,476,035

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	73,172
Futures transactions	(33,937)

Net realized gain (loss) on investments and futures transactions	39,235

Net change in unrealized appreciation (depreciation) on:
Investments	(826,224)
Futures contracts	5,953

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(820,271)

Net realized and unrealized gain (loss) on investments and futures transactions	(781,036)

Net increase (decrease) in net assets resulting from operations	$694,999

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the six months ended October 31, 2016 (Unaudited), the year ended April 30, 2016 and period ended April 30, 2015.

	2016	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,476,035	$1,031,556	$256,058
Net realized gain (loss) on investments and futures transactions	39,235	39,066	11,051
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(820,271)	1,272,276	220,791

Net increase (decrease) in net assets resulting from operations	694,999	2,342,898	487,900

Dividends to shareholders:
From net investment income:
Class A	(488,669)	(320,552)	(91,976)
Investor Class	(6,619)	(7,767)	(5,677)
Class I	(980,747)	(710,875)	(160,721)

Total dividends to shareholders	(1,476,035)	(1,039,194)	(258,374)

Capital share transactions:
Net proceeds from sale of shares	199,087,660	373,404,129	51,674,735
Net asset value of shares issued to shareholders in reinvestment of dividends	1,179,599	832,013	203,446
Cost of shares redeemed	(147,452,212)	(101,825,492)	(24,496,003)

Increase (decrease) in net assets derived from capital share transactions	52,815,047	272,410,650	27,382,178

Net increase (decrease) in net assets	52,034,011	273,714,354	27,611,704

Net Assets
Beginning of period	326,799,726	53,085,372	53,085,372

End of period	$378,833,737	$326,799,726	$80,697,076

Distributions in excess of net investment income at end of period	$(8,218)	$(8,218)	$(2,896)

28	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended October 31,		Year ended April 30,	November 1, 2014 through April 30,		Year ended October 31,
Class A	2016*		2016	2015***		2014	2013	2012	2011
Net asset value at beginning of period	$9.61		$9.54	$9.54		$9.59	$9.68	$9.69	$9.78

Net investment income (loss)	0.03		0.07 (a)	0.01	(a)	0.04 (a)	0.05 (a)	0.09 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	(0.02)		0.06	0.01		(0.03)	(0.05)	0.02	(0.06)

Total from investment operations	0.01		0.13	0.02		0.01	—	0.11	0.05

Less dividends and distributions:
From net investment income	(0.03)		(0.06)	(0.01)		(0.04)	(0.05)	(0.08)	(0.12)
From net realized gain on investments	—		—	(0.01)		(0.02)	(0.04)	(0.04)	(0.02)

Total dividends and distributions	(0.03)		(0.06)	(0.02)		(0.06)	(0.09)	(0.12)	(0.14)

Net asset value at end of period	$9.59		$9.61	$9.54		$9.54	$9.59	$9.68	$9.69

Total investment return (b)	0.15	%(c)	1.41%	0.27	%(c)	0.09%	0.04%	1.13%	0.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††(d)	0.69%	0.33	%††	0.41%	0.57%	0.77%	1.23%
Net expenses	0.79	%††(e)	0.80%	0.86	%††	0.86%	0.88%	0.93%	0.93%
Expenses (before waiver/reimbursement)	0.85	%††	0.94%	1.24	%††	1.07%	1.13%	1.10%	1.15%
Portfolio turnover rate	23%		66%	7%		30%	67%	60%	39%
Net assets at end of period (in 000’s)	$160,918		$111,768	$18,908		$20,086	$24,657	$31,422	$31,689

*	Unaudited.
††	Annualized.
***	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.69%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.80%.

	Six months ended October 31,		Year ended April 30,	November 1, 2014 through April 30,		Year ended October 31,
Investor Class	2016*		2016	2015***		2014	2013	2012	2011
Net asset value at beginning of period	$9.64		$9.56	$9.57		$9.61	$9.71	$9.72	$9.81

Net investment income (loss)	0.02		0.03 (a)	(0.00	)‡(a)	0.01 (a)	0.02 (a)	0.04 (a)	0.08 (a)
Net realized and unrealized gain (loss) on investments	(0.02)		0.07	0.00	‡	(0.02)	(0.06)	0.03	(0.06)

Total from investment operations	—		0.10	0.00	‡	(0.01)	(0.04)	0.07	0.02

Less dividends and distributions:
From net investment income	(0.02)		(0.02)	(0.00	)‡	(0.01)	(0.02)	(0.04)	(0.09)
From net realized gain on investments	—		—	(0.01)		(0.02)	(0.04)	(0.04)	(0.02)

Total dividends and distributions	(0.02)		(0.02)	(0.01)		(0.03)	(0.06)	(0.08)	(0.11)

Net asset value at end of period	$9.62		$9.64	$9.56		$9.57	$9.61	$9.71	$9.72

Total investment return (b)	(0.03	%)(c)	1.06%	0.02	% (c)	(0.15%)	(0.41%)	0.79%	0.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36	% ††(d)	0.30%	(0.03	%)††	0.02%	0.22%	0.44%	0.83%
Net expenses	1.14	% ††(e)	1.20%	1.22	% ††	1.24%	1.23%	1.27%	1.33%
Expenses (before waiver/reimbursement)	1.20	% ††	1.33%	1.60	% ††	1.45%	1.47%	1.44%	1.55%
Portfolio turnover rate	23%		66%	7%		30%	67%	60%	39%
Net assets at end of period (in 000’s)	$3,755		$3,663	$3,552		$3,844	$3,965	$4,356	$4,128

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
***	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.15%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended October 31,		Year ended April 30,	November 1, 2014 through April 30,		Year ended October 31,
Class I	2016*		2016	2015***		2014	2013	2012	2011
Net asset value at beginning of period	$9.61		$9.54	$9.54		$9.58	$9.68	$9.69	$9.78

Net investment income (loss)	0.05		0.09 (a)	0.03	(a)	0.05 (a)	0.08 (a)	0.10 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	(0.02)		0.07	0.01		(0.01)	(0.06)	0.03	(0.06)

Total from investment operations	0.03		0.16	0.04		0.04	0.02	0.13	0.08

Less dividends and distributions:
From net investment income	(0.05)		(0.09)	(0.03)		(0.06)	(0.08)	(0.10)	(0.15)
From net realized gain on investments	—		—	(0.01)		(0.02)	(0.04)	(0.04)	(0.02)

Total dividends and distributions	(0.05)		(0.09)	(0.04)		(0.08)	(0.12)	(0.14)	(0.17)

Net asset value at end of period	$9.59		$9.61	$9.54		$9.54	$9.58	$9.68	$9.69

Total investment return (b)	0.28	%(c)	1.66%	0.40	%(c)	0.45%	0.19%	1.39%	0.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96	%††(d)	0.93%	0.56	%††	0.66%	0.79%	1.03%	1.48%
Net expenses	0.54	%††(e)	0.55%	0.61	%††	0.61%	0.63%	0.68%	0.68%
Expenses (before waiver/reimbursement)	0.60	%††	0.68%	0.99	%††	0.82%	0.88%	0.85%	0.90%
Portfolio turnover rate	23%		66%	7%		30%	67%	60%	39%
Net assets at end of period (in 000’s)	$214,160		$211,369	$30,626		$43,509	$60,437	$51,509	$48,193

*	Unaudited.
††	Annualized.
***	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.95%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.55%.

30	MainStay Tax Advantaged Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-nine funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. Effective January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 24 months of the date of purchase of such shares that were made without an initial sales charge. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek after tax total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

31

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2016, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

32	MainStay Tax Advantaged Short Term Bond Fund

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund enters into repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a

33

Notes to Financial Statements (Unaudited) (continued)

mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to risks such as equity price risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended October 31, 2016, the Fund did not have any portfolio securities on loan.

(K)  Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this

34	MainStay Tax Advantaged Short Term Bond Fund

would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$5,953	$5,953

Total Fair Value		$5,953	$5,953

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(33,937)	$(33,937)

Total Realized Gain (Loss)		$(33,937)	$(33,937)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$5,953	$5,953

Total Change in Unrealized Appreciation (Depreciation)		$5,953	$5,953

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(14,212,250)	$(14,212,250)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% on all assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.80% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until August 29, 2017, and shall renew

35

Notes to Financial Statements (Unaudited) (continued)

automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended October 31, 2016, New York Life Investments earned fees from the Fund in the amount of $778,704 and waived its fees and/or reimbursed expenses in the amount of $88,208.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended October 31, 2016, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,833 and $30, respectively.

During the six-month period ended October 31, 2016, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $29,415.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended October 31, 2016, transfer agent expenses incurred by the Fund were as follows:

Class A	$44,688
Investor Class	7,807
Class I	66,138

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2016, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$1,669,718	1.0%

Note 4–Federal Income Tax

During the year ended April 30, 2016, the six-month period ended April 30, 2015 and the fiscal year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016	2015	2014
Distributions paid from:
Exempt Interest Dividends	$832,614	$—	$—
Ordinary Income	206,580	128,626	436,880
Long-Term Capital Gain	—	73,383	160,992
Total	$1,039,194	$202,009	$597,872

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-month period ended October 31, 2016, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

36	MainStay Tax Advantaged Short Term Bond Fund

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended October 31, 2016, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended October 31, 2016, purchases and sales of U.S. government securities were $— and $8, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $160,933 and $73,138, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended October 31, 2016:
Shares sold	9,941,078	$95,552,015
Shares issued to shareholders in reinvestment of dividends and distributions	35,290	339,174
Shares redeemed	(4,802,240)	(46,137,028)

Net increase (decrease) in shares outstanding before conversion	5,174,128	49,754,161
Shares converted into Class A (See Note 1)	9,320	89,579
Shares converted from Class A (See Note 1)	(34,971)	(336,204)

Net increase (decrease)	5,148,477	$49,507,536

Year ended April 30, 2016:
Shares sold	13,492,231	$129,166,122
Shares issued to shareholders in reinvestment of dividends and distributions	25,281	242,068
Shares redeemed	(3,865,724)	(37,026,844)

Net increase (decrease) in shares outstanding before conversion	9,651,788	92,381,346
Shares converted into Class A (See Note 1)	3,138	30,129
Shares converted from Class A (See Note 1)	(8,126)	(77,960)

Net increase (decrease)	9,646,800	$92,333,515

Year ended June 30, 2015::
Shares sold	364,606	$3,474,988
Shares issued to shareholders in reinvestment of dividends and distributions	5,246	49,994
Shares redeemed	(493,037)	(4,700,369)

Net increase (decrease)	(123,185)	$(1,175,387)

Investor Class	Shares	Amount
Six-month period ended October 31, 2016:
Shares sold	32,521	$313,350
Shares issued to shareholders in reinvestment of dividends and distributions	678	6,542
Shares redeemed	(24,431)	(235,414)

Net increase (decrease) in shares outstanding before conversion	8,768	84,478
Shares converted into Investor Class (See Note 1)	10,966	105,600
Shares converted from Investor Class (See Note 1)	(9,296)	(89,579)

Net increase (decrease)	10,438	$100,499

Year ended April 30, 2016:
Shares sold	74,672	$716,213
Shares issued to shareholders in reinvestment of dividends and distributions	808	7,735
Shares redeemed	(71,857)	(688,689)

Net increase (decrease) in shares outstanding before conversion	3,623	35,259
Shares converted into Investor Class (See Note 1)	8,109	77,960
Shares converted from Investor Class (See Note 1)	(3,132)	(30,129)

Net increase (decrease)	8,600	$83,090

Year ended June 30, 2015:
Shares sold	45,517	$434,847
Shares issued to shareholders in reinvestment of dividends and distributions	486	4,640
Shares redeemed	(76,560)	(731,537)

Net increase in shares outstanding before conversion	(30,557)	(292,050)
Shares converted into Investor Class (See Note 1)	5,864	55,997
Shares converted from Investor Class (See Note 1)	(5,728)	(54,683)

Net increase (decrease)	(30,421)	$(290,736)

37

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended October 31, 2016:
Shares sold	10,741,605	$103,222,295
Shares issued to shareholders in reinvestment of dividends and distributions	86,757	833,883
Shares redeemed	(10,513,860)	(101,079,770)

Net increase (decrease) in shares outstanding before conversion	314,502	2,976,408
Shares converted into Class I (See Note 1)	23,976	230,604

Net increase (decrease)	338,478	$3,207,012

Year ended April 30, 2016:
Shares sold	25,417,293	$243,521,794
Shares issued to shareholders in reinvestment of dividends and distributions	60,750	582,210
Shares redeemed	(6,694,004)	(64,109,959)

Net increase (decrease)	18,784,039	$179,994,045

Year ended June 30, 2015:
Shares sold	1,101,344	$10,500,049
Shares issued to shareholders in reinvestment of dividends and distributions	11,710	111,616
Shares redeemed	(2,462,695)	(23,465,925)

Net increase (decrease)	(1,349,641)	$(12,854,260)

Note 10–Recent Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal six-month period ended October 31, 2016, events and transactions subsequent to October 31, 2016, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay Tax Advantaged Short Term Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstaylnvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. This Fund is only registered for sale in AZ, CA, MI (Class A and Class I shares only), NV, OR, TX, UT and WA.

2. This Fund is only registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2016 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1716479 MS316-16	MSTAS10-12/16 (NYLIM) NL0B5

Item 2.    Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: January 6, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: January 6, 2017

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.